                                                                   EXHIBIT 10.11

                                                                  EXECUTION COPY


                        TRANSFER AND SERVICING AGREEMENT


                          Dated as of October 20, 2000


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                                   COMPUCREDIT
                    CREDIT CARD MASTER NOTE BUSINESS TRUST II


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                                      among


                          COMPUCREDIT FUNDING CORP. II,
                                   Transferor,


                            COMPUCREDIT CORPORATION,
                                    Servicer,


             COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST II,
                                     Issuer


                                       and


                              THE BANK OF NEW YORK,
                                Indenture Trustee


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                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.        Definitions....................................................................................1

Section 1.02.        Other Definitional Provisions.................................................................15

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

Section 2.01.        Conveyance of Receivables.....................................................................16

Section 2.02.        Acceptance by Issuer..........................................................................17

Section 2.03.        Representations and Warranties of Each Transferor Relating to Such Transferor.................18

Section 2.04.        Representations and Warranties of each Transferor Relating to this Agreement and any
                     Participation Interest Supplement and the Receivables.........................................20

Section 2.05.        Treatment of Ineligible Receivables...........................................................21

Section 2.06.        Reassignment of Trust Portfolio...............................................................23

Section 2.07.        Covenants of each Transferor..................................................................24

Section 2.08.        Covenants of each Transferor with Respect to the Applicable Receivables Purchase Agreements...27

Section 2.09.        Addition of Accounts..........................................................................27

Section 2.10.        Defaulted Receivables.........................................................................31

Section 2.11.        Account Allocations...........................................................................31

Section 2.12.        Discount Option...............................................................................32

                                   ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01.        Acceptance of Appointment and Other Matters Relating to the Servicer..........................33

Section 3.02.        Servicing Compensation........................................................................34

Section 3.03.        Representations, Warranties and Covenants of the Servicer.....................................34

Section 3.04.        Reports and Records for the Owner Trustee and the Indenture Trustee...........................37

Section 3.05.        Annual Certificate of Servicer................................................................37

Section 3.06.        Annual Servicing Report of Independent Public Accountants; Copies of Reports Available........37


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

Section 3.07.        Notices to CompuCredit........................................................................38

Section 3.08.        Adjustments...................................................................................38

Section 3.09.        Reports to the Commission.....................................................................39

                                   ARTICLE IV

                           COLLECTIONS AND ALLOCATIONS

Section 4.01.        Collections and Allocations...................................................................40

Section 4.02.        Shared Principal Collections..................................................................41

Section 4.03.        Additional Withdrawals from the Collection Account............................................41

Section 4.04.        Allocation of Transferred Assets to Series or Groups..........................................41

Section 4.05.        Excess Finance Charge Collections.............................................................42

                                    ARTICLE V

                    OTHER MATTERS RELATING TO EACH TRANSFEROR

Section 5.01.        Liability of each Transferor..................................................................43

Section 5.02.        Merger or Consolidation of, or Assumption of the Obligations of, a Transferor.................43

Section 5.03.        Limitations on Liability of Each Transferor...................................................44

                                   ARTICLE VI

                     OTHER MATTERS RELATING TO THE SERVICER

Section 6.01.        Liability of the Servicer.....................................................................45

Section 6.02.        Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.................45

Section 6.03.        Limitation on Liability of the Servicer and Others............................................45

Section 6.04.        Servicer Indemnification of the Issuer, the Owner Trustee and the Indenture Trustee...........46

Section 6.05.        Resignation of the Servicer...................................................................46

Section 6.06.        Access to Certain Documentation and Information Regarding the Receivables.....................47

Section 6.07.        Delegation of Duties..........................................................................47

Section 6.08.        Examination of Records........................................................................47

                                   ARTICLE VII

                                INSOLVENCY EVENTS

Section 7.01.        Rights upon the Occurrence of an Insolvency Event.............................................48


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                                  ARTICLE VIII

                                SERVICER DEFAULTS

Section 8.01.        Servicer Defaults.............................................................................49

Section 8.02.        Indenture Trustee To Act; Appointment of Successor............................................51

Section 8.03.        Notification to Noteholders...................................................................53

                                   ARTICLE IX

                                   TERMINATION

Section 9.01.        Termination of Agreement......................................................................54

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01.       Amendment; Waiver of Past Defaults............................................................55

Section 10.02.       Protection of Right, Title and Interest of Issuer.............................................57

Section 10.03.       GOVERNING LAW.................................................................................58

Section 10.04.       Notices; Payments.............................................................................58

Section 10.05.       Severability of Provisions....................................................................59

Section 10.06.       Further Assurances............................................................................59

Section 10.07.       Nonpetition Covenant..........................................................................59

Section 10.08.       No Waiver; Cumulative Remedies................................................................60

Section 10.09.       Counterparts..................................................................................60

Section 10.10.       Third-Party Beneficiaries.....................................................................60

Section 10.11.       Merger and Integration........................................................................60

Section 10.12.       Headings......................................................................................60

Section 10.13.       Limitation of Liability of Owner Trustee......................................................60

                  TRANSFER AND SERVICING AGREEMENT, dated as of October 20, 2000, among COMPUCREDIT FUNDING CORP. II, a Nevada corporation, as Transferor, COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer, COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST II, a Nevada business trust, as Issuer, and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee.

                  In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Noteholders and any Series Enhancer (as defined below) to the extent provided herein, in the Indenture and in any Indenture Supplement:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "ACCOUNT" shall mean (a) each Initial Account, (b) each Additional Account (but only from and after the Addition Date with respect thereto), (c) each Related Account, (d) each Transferred Account, but shall exclude, after the applicable removal date any Account all the Receivables in which are either: (i) Defaulted Receivables and assigned by the Issuer to the Transferor pursuant to SECTION 2.10, (ii) assigned by the Issuer to the Transferor pursuant to SECTION 2.05(c) or 2.06 or (iii) assigned by the Issuer to the Servicer pursuant to SECTION 3.03.

                  "ACCOUNT OWNER" shall mean Columbus Bank or any other entity which is the issuer of the credit card relating to an Account pursuant to a Credit Card Agreement.

                  "ACCOUNT SCHEDULE" shall mean a computer file or microfiche list containing a true and complete list of Accounts, identified by bank identification number and by bank numbers and by account number and setting forth the aggregate amount of Principal Receivables outstanding in such Accounts as of (a) the Initial Cut-Off Date (for the Account Schedule delivered on the Initial Issuance Date), (b) as soon as practicable after the Determination Date immediately succeeding the related Monthly Period (for any Account Schedule relating to Automatic Additional Accounts) and (c) the Addition Cut-Off Date (for any Account Schedule relating to Supplemental Accounts).

                  "ADDITION CUT-OFF DATE" shall mean (a) for Supplemental Accounts, the date specified as such in the notice for the Supplemental Accounts under SECTION 2.09(g) and (b) for Automatic Additional Accounts, the later of the dates on which such Automatic Additional Accounts are originated or designated pursuant to SECTION 2.09(a).

                  "ADDITION DATE" shall mean (a) with respect to Automatic Additional Accounts, the later of the date on which such accounts are created and the date on which such accounts are otherwise designated as Automatic Additional Accounts pursuant to SECTION 2.09(a), (b) with


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respect to Supplemental Accounts, the date from and after which such
Supplemental Accounts are to be included as Accounts pursuant to SECTION 2.09(e) or (f), and (c) with respect to Participation Interests, the date from and after which such Participation Interests are to be included as part of the Transferred Assets pursuant to SECTION 2.09(b).

                  "ADDITIONAL ACCOUNT" shall mean each Automatic Additional Account and each Supplemental Account.

                  "ADDITIONAL TRANSFEROR" shall have the meaning specified in
SECTION 2.09(d).

                  "ADVERSE EFFECT" shall mean, with respect to any action, that such action will (a) result in the occurrence of an Early Redemption Event, a Reinvestment Event, a Default or an Event of Default or (b) materially and adversely affect the amount or timing of distributions to be made to the Noteholders or any Series Enhancer of any Series or Class pursuant to this Agreement, the Indenture or the related Indenture Supplement.

                  "AFFILIATE" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "CONTROL" shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "AFFINITY CARD AGREEMENT" shall mean the Affinity Card Agreement dated as of January 6, 1997, among Columbus Bank, CompuCredit and CompuCredit Acquisition Corporation, as amended to the date hereof and as such agreement may be amended, modified or supplemented from time to time hereafter.

                  "AGGREGATE ALLOCATION AMOUNT" shall mean, as of any date of determination, the aggregate sum of the Allocation Amounts of all Series of Notes issued and outstanding on such date of determination.

                  "AGREEMENT" shall mean this Transfer and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "ALLOCATION AMOUNT" shall mean, with respect to any Series and for any date, an amount equal to the allocation amount or adjusted allocation amount, as applicable, specified in the related Indenture Supplement.

                  "APPOINTMENT DATE" shall have the meaning specified in SECTION 7.01.

                  "ASSIGNMENT" shall have the meaning specified in SECTION 2.09(h).

                  "AUTHORIZED NEWSPAPER" shall mean any newspaper or newspapers of general circulation in the Borough of Manhattan, the City of New York, printed in the English language (and, with respect to any Series or Class, if and so long as the Notes of such Series are Bearer Notes, in such place as may be specified in the applicable Indenture Supplement) and customarily


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

published on each business day at such place, whether or not published on Saturdays, Sundays or holidays.

                  "AUTOMATIC ADDITIONAL ACCOUNT" shall mean each VISA(R) and MasterCard(R)(1) consumer revolving credit card account established pursuant to a Credit Card Agreement between an Account Owner and any Person with respect to which one or more credit cards are issued to a cardholder, which credit card account is identified by the bank identification numbers and the bank numbers specified on SCHEDULE II as SCHEDULE II may be amended from time to time, which account comes into existence after the Initial Cut-Off Date.

                  "AUTOMATIC ADDITION SUSPENSION DATE" shall have the meaning set forth in SECTION 2.09(a).

                  "AUTOMATIC ADDITION TERMINATION DATE" shall have the meaning set forth in SECTION 2.09(a).

                  "AVERAGE PRINCIPAL RECEIVABLES" shall mean, for any period, an amount equal to (a) the sum of the aggregate amount of Principal Receivables at the end of each day during such period divided by (b) the number of days in such period.

                  "BUSINESS DAY" shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York, Atlanta, Georgia, Columbus, Georgia, Las Vegas, Nevada or any other city in which the principal executive offices of CompuCredit, the Transferor, the Owner Trustee, the Indenture Trustee, Columbus Bank or other Account Owner, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed or (c) for purposes of any particular Series, any other day specified in the applicable Indenture Supplement.

                  "CASH ADVANCE FEES" shall mean cash advance transaction fees, if any, as specified in the Credit Card Agreement applicable to each Account.

                  "CB&T RECEIVABLES PURCHASE AGREEMENT" shall mean (i) the Receivables Purchase Agreement, dated as of October 20, 2000, between Columbus Bank and CompuCredit, as amended from time to time in accordance with the terms thereof and (ii) the Receivables Purchase Agreements, if any, between Columbus Bank and CompuCredit entered into pursuant to that amendment to the Affinity Agreement dated September 29, 2000, among CompuCredit, Columbus Bank and CompuCredit Acquisition Corporation.

                  "CFC" shall mean CompuCredit Funding Corp. II, a Nevada corporation, and its successors and permitted assigns.

                  "CFC RECEIVABLES PURCHASE AGREEMENT" shall mean the Receivables Purchase Agreement, dated as of October 20, 2000, between CompuCredit and CFC, as amended from time to time in accordance with the terms thereof.

---------------
(1) VISA(R) and MasterCard(R) registered trademarks of VISA USA, Inc. and MasterCard International Incorporated, respectively.


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

                  "COLLECTIONS" shall mean all payments by or on behalf of Obligors (including Insurance Proceeds) received in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or any other form of payment in accordance with a Credit Card Agreement in effect from time to time and all other amounts specified by this Agreement, the Indenture or any Indenture Supplement as constituting Collections; PROVIDED HOWEVER, that during the period Columbus Bank owns the Accounts pursuant to the Affinity Card Agreement, Collections shall mean the sum of (i) the "Net Excess Amount" payable by Columbus Bank to CompuCredit, as defined in the Affinity Card Agreement, in respect of the Receivables, and (ii) all amounts paid by Columbus Bank to CompuCredit pursuant to Section 8.1(e)(iii) of the Affinity Card Agreement in respect of the Receivables. As specified in any Participation Interest Supplement or Indenture Supplement, Collections shall include amounts received with respect to Participation Interests. All Recoveries will be treated as Collections of Finance Charge Receivables. Collections with respect to any Monthly Period shall include a portion, calculated pursuant to SECTION 2.07(h), of Interchange paid to the Issuer with respect to such Monthly Period, to be applied as if such amount were Collections of Finance Charge Receivables for all purposes.

                  "COLUMBUS BANK" shall mean Columbus Bank and Trust Company, a state bank chartered under the laws of the State of Georgia, and its successors and permitted assigns under the Affinity Card Agreement.

                  "COMMISSION" shall mean the Securities and Exchange Commission and its successors in interest.

                  "COMPUCREDIT" shall mean CompuCredit Corporation, a Georgia corporation, and its successors and permitted assigns.

                  "CORPORATE TRUST OFFICE" shall have the meaning (a) when used in respect of the Owner Trustee, specified in the Trust Agreement and (b) when used in respect of the Indenture Trustee, specified in the Indenture.

                  "CREDIT CARD AGREEMENT" shall mean, with respect to a revolving credit card account, the agreements (including any applicable truth-in-lending disclosure statements) between an Account Owner and the Obligor governing the terms and conditions of such account, as such agreements or statements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such account.

                  "CREDIT CARD GUIDELINES" shall mean the respective policies and procedures of the Servicer or the applicable Account Owner, as such policies and procedures relate to the Accounts and as such may be amended from time to time, (a) relating to the operation of its credit card business, which generally are applicable to its portfolio of revolving credit card accounts or, in the case of an Account Owner that has only a portion of its portfolio subject to a Receivables Purchase Agreement, applicable to such portion of its portfolio, and in each case which are consistent with prudent practice, including the policies and procedures for determining the creditworthiness of credit card customers and the extension of credit to credit card customers, and (b) relating to the maintenance of credit card accounts and collection of credit card receivables.

                  "DATE OF PROCESSING" shall mean, with respect to any transaction or receipt of Collections, the date on which such transaction is first recorded on the Servicer's computer file of revolving credit card accounts (without regard to the effective date of such recordation).

                  "DEFAULTED AMOUNT" shall mean, with respect to any Monthly Period, an amount (which shall not be less than zero) equal to (a) the amount of Principal Receivables which became Defaulted Receivables in such Monthly Period, MINUS (b) the amount of any Defaulted Receivables of which either the Transferor has the option or became obligated to, or the Servicer became obligated to, accept reassignment or assignment in accordance with the terms of this Agreement during such Monthly Period (including, without duplication, Ineligible Receivables pursuant to SECTION 2.05); PROVIDED, HOWEVER, that if an Insolvency Event occurs with respect to the Transferor, the amount of such Defaulted Receivables which are subject to reassignment to the Transferor in accordance with the terms of this Agreement shall not be added to the sum so subtracted and, if any of the events described in SECTION 8.01(d) occur with respect to the Servicer, the amount of such Defaulted Receivables which are subject to reassignment or assignment to the Servicer in accordance with the terms of this Agreement shall not be added to the sum so subtracted.

                  "DEFAULTED RECEIVABLES" shall mean, with respect to any Monthly Period, all Principal Receivables (i) which are charged off as uncollectible in such Monthly Period in accordance with the Credit Card Guidelines or the Servicer's customary and usual servicing procedures for servicing revolving credit card accounts; (ii) as to which any payment or part thereof remains unpaid for 180 days or more from the original due date for such Receivables; (iii) as to which the Obligor thereof is currently the debtor in a case under the United States Bankruptcy Code; or (iv) as to which the Obligor is deceased. A Principal Receivable shall become a Defaulted Receivable no later than on the day on which such Principal Receivable is recorded as charged-off on the Servicer's computer file of revolving credit card accounts.

                  "DEPOSIT DATE" shall mean each day on which the Servicer deposits Collections in the Collection Account.

                  "DETERMINATION DATE" shall mean, unless otherwise specified in the Indenture Supplement for a particular Series, either (i) the twelfth (12th) calendar day of each month (or, if the twelfth calendar day is not a Business Day, then the next Business Day) or (ii) such earlier date chosen by the Servicer.

                  "DISCOUNT OPTION DATE" shall mean each date on which a Discount Percentage designated by the Transferor pursuant to SECTION 2.12 takes effect.

                  "DISCOUNT OPTION RECEIVABLES" shall have the meaning specified in SECTION 2.12. The aggregate amount of Discount Option Receivables outstanding on any Date of Processing occurring on or after the Discount Option Date shall equal the sum of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to the

Discount Option Date, shall be zero) PLUS (b) any new Discount Option Receivables created on such Date of Processing MINUS (c) any Discount
Option Receivables Collections received on such Date of Processing. Discount Option Receivables created on any Date of Processing shall mean the product of the amount of any Principal Receivables created on such Date of Processing (without giving effect to the proviso in the definition of Principal Receivables) and the Discount Percentage.

                  "DISCOUNT OPTION RECEIVABLE COLLECTIONS" shall mean on any Date of Processing occurring in any Monthly Period succeeding the Monthly Period in which the Discount Option Date occurs, the product of (a) a fraction, the numerator of which is the Discount Option Receivables and the denominator of which is the sum of the Principal Receivables and the Discount Option Receivables, in each case (for both the numerator and the denominator) at the end of the preceding Monthly Period and (b) Collections of Principal Receivables on such Date of Processing (without giving effect to the proviso in the definition of Principal Receivables).

                  "DISCOUNT PERCENTAGE" shall have the meaning specified in
SECTION 2.12.

                  "DISTRIBUTION DATE" shall mean, with respect to any Series, the date specified in the applicable Indenture Supplement.

                  "DOCUMENT DELIVERY DATE" shall have the meaning specified in
SECTION 2.09(h).

                  "DOLLARS," "$" or "U.S. $" shall mean United States dollars.

                  "ELIGIBLE ACCOUNT" shall mean a consumer revolving credit card account owned by (i) Columbus Bank, in the case of the Initial Accounts, which as of the Initial Cut-Off Date or (ii) by Columbus Bank or other Account Owner, in the case of Additional Accounts which, as of the applicable Addition Cut-Off Date, in each case meets the following requirements:

                  (a) is a VISA or MasterCard revolving credit card account in existence and maintained by an Account Owner;

                  (b) is payable in Dollars;

                  (c) has an Obligor who has provided, as his or her most recent billing address, an address located in the United States or its territories or possessions or a military address;

                  (d) does not have any Receivables that are Defaulted Receivables;

                  (e) does not have any Receivables that have been identified by the Account Owner, the Servicer or the relevant Obligor as having been incurred as a result of fraudulent use of any related credit card;

                  (f) has not been identified as an Account with respect to which the related card has been lost or stolen; and

                  (g) does not have any Receivables that give rise to any claim against any government agency, including, without limitation, the United States or any state thereof, or any agency, instrumentality, or department thereof.

                  "ELIGIBLE RECEIVABLE" shall mean each Receivable:

                  (a) which has arisen in an Eligible Account;

                  (b) which was created in compliance in all material respects with all Requirements of Law applicable to the institution which owned such Receivable at the time of its creation and pursuant to a Credit Card Agreement which complies in all material respects with all Requirements of Law applicable to the Account Owner;

                  (c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery and performance by an Account Owner of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

                  (d) as to which at the time of the transfer of such Receivable to the Issuer, the Transferor or the Issuer will have good and marketable title thereto and which itself is free and clear of all Liens (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

                  (e) which has been the subject of either a valid transfer and assignment from the Transferor to the Issuer of all the Transferor's right, title and interest therein (including any proceeds thereof), or the grant by the Transferor to the Issuer of a valid first priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Issuer;

                  (f) which at all times will be the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (g) which constitutes either an "account" or a "general intangible" under and as defined in Article 9 of the UCC as then in effect in the State of Nevada and any other state where the filing of a financing statement is required to perfect the Issuer's interest in the Receivables and the proceeds thereof;

                  (h) which, at the time of transfer to the Issuer, has not been waived or modified except as permitted in accordance with the Credit Card Guidelines and which waiver or modification is reflected in the Servicer's computer file of revolving credit card accounts;

                  (i) which, at the time of transfer to the Issuer, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general;

                  (j) as to which, at the time of transfer to the Issuer, the Account Owner shall have satisfied all of its obligations required to be satisfied by such time; and

                  (k) as to which, at the time of transfer to the Issuer, none of the Transferor, CompuCredit or the Account Owner, as the case may be, has taken any action which would impair, or omitted to take any action the omission of which would impair, the rights of the Issuer, any Series Enhancer or the Noteholders therein.

                  "ELIGIBLE SERVICER" shall mean CompuCredit, the Indenture Trustee or, if neither CompuCredit nor the Indenture Trustee is acting as Servicer, an entity which, at the time of its appointment as Servicer, (a) is servicing a portfolio of revolving credit card accounts, (b) is legally qualified and has the capacity to service the Accounts, (c) has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (d) is qualified to use the software that is then being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (e) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

                  "EXCESS FINANCE CHARGE COLLECTIONS" shall have the meaning specified in SECTION 4.05.

                  "FACILITIES MANAGEMENT AGREEMENT" shall mean the agreement dated August 1, 1998 between Columbus Bank and CompuCredit, and all amendments, modifications and supplements thereto and restatements thereof.

                  "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

                  "FINANCE CHARGE RECEIVABLES" shall mean the sum of (A) all amounts billed to the Obligors on any Account as determined based on either (a) the actual amounts posted on the system servicing reports provided to the Servicer by Total Systems Services, Inc. or another provider of such reports, if available to the Servicer, or (b) if such actual amounts are not available to the Servicer, the amount of Finance Charge Receivables for the prior Monthly Period or other reasonable estimation method, in respect of (i) all Periodic Rate Finance Charges, (ii) Cash Advance Fees, (iii) annual membership fees and annual service charges, (iv) Late Fees, (v) Overlimit Fees, and (vi) any other fees with respect to the Accounts designated by the Transferor at any time and from time to time to be included as Finance Charge Receivables (but any such amount estimated pursuant to this clause (b) shall be reduced by the amount of all accrued Finance Charge Receivables on Defaulted Receivables for such Monthly Period) and (B) Discount Option Receivables, if any, beginning in the Monthly Period following the Monthly Period in which the Discount Option Date occurs. Finance Charge Receivables shall also include

(a) the interest portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Indenture Supplement for any Series, (b) Interchange as calculated pursuant to the Indenture Supplement for any Series, (c) all Recoveries with respect to Receivables previously charged off as uncollectible, (d) all Collections in respect of Ineligible Receivables, and (e) all amounts paid by Columbus Bank to CompuCredit pursuant to Section 8.1(e)(iii) of the Affinity Card Agreement in respect of the Receivables. For the avoidance of doubt, for so long as Columbus Bank owns all or any portion of the Accounts pursuant to the Affinity Card Agreement, Finance Charge Receivables and Collections on all or such portion of the Accounts shall not include amounts accrued and due to Columbus Bank in accordance with Exhibit C of the Affinity Card Agreement or Exhibit A of the Facilities Management Agreement.

                  "FINANCE CHARGE SHORTFALLS" shall have the meaning specified in SECTION 4.05.

                  "FITCH" shall mean Fitch, Inc. or its successors.

                  "GOVERNMENTAL AUTHORITY" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "INDENTURE" shall mean the Master Indenture relating to CompuCredit Credit Card Master Note Business Trust II to be executed at a future date in substantially the form of exhibit A attached hereto, among the Issuer, the Indenture Trustee and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time.

                  "INDENTURE TRUSTEE" shall mean The Bank of New York in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

                  "INDEPENDENT DIRECTOR" shall have the meaning specified in
SECTION 2.07(g)(vii).

                  "INELIGIBLE RECEIVABLE" shall have the meaning specified in
SECTION 2.05(a).

                  "INITIAL ACCOUNT" shall mean each VISA consumer revolving credit card account existing on the Initial Cut-Off Date and established pursuant to a Credit Card Agreement between an Account Owner and any Person with respect to which one or more credit cards were issued to a cardholder, which account is in existence on the Initial Cut-Off Date and is identified by the bank identification numbers and the bank numbers specified on SCHEDULE II and in the computer file or microfiche list delivered to the Owner Trustee by the Transferor pursuant to SECTION 2.01 on the Initial Issuance Date.

                  "INITIAL CUT-OFF DATE" shall mean the close of business on October 20, 2000.

                  "INITIAL ISSUANCE DATE" shall mean the Closing Date of the first Series of Notes issued to the Holders.

                  "INSOLVENCY EVENT" shall have the meaning specified in SECTION 7.01.

                  "INSURANCE PROCEEDS" shall mean any amounts received by the Servicer pursuant to any credit insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

                  "INTERCHANGE" shall mean interchange fees payable to an Account Owner (net of any interchange fees paid by such Account Owner), in its capacity as credit card issuer, through VISA or MasterCard in connection with cardholder charges for goods or services with respect to the Accounts, as calculated pursuant to the related Indenture Supplement for any Series. Any reference in this Agreement, the Indenture or any Indenture Supplement to Interchange shall refer to only the interchange fees that are transferred by CompuCredit or an Account Owner to a Transferor pursuant to a Receivables Purchase Agreement.

                  "ISSUER" shall mean CompuCredit Credit Card Master Note Business Trust II, a Nevada business trust.

                  "LATE FEES" shall have the meaning specified in the Credit Card Agreement applicable to each Account for late fees or similar terms.

                  "LIEN" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; PROVIDED, HOWEVER, that any assignment permitted by Section 3.04(b) of the Trust Agreement or SECTION 5.02 of, and the lien created by, this Agreement and any undivided interest in the Receivables retained by an Account Owner shall not be deemed to constitute a Lien; PROVIDED FURTHER, HOWEVER, that each of (i) the lien created in favor of CompuCredit under the CB&T Receivables Purchase Agreement, (ii) the lien created in favor of CFC under the CFC Receivables Purchase Agreement and (iii) the lien created in favor of the Indenture Trustee under the Indenture shall not be deemed to constitute a Lien.

                  "MASTERCARD" shall mean MasterCard International Incorporated, and its successors in interest.

                  "MONTHLY PERIOD" shall mean, with respect to each Distribution Date, unless otherwise provided in an Indenture Supplement, the period from and including the first day of the preceding calendar month to and including the last day of such calendar month; PROVIDED, HOWEVER, that the initial Monthly Period with respect to any Series will commence on the Closing Date with respect to such Series.

                  "MONTHLY SERVICING FEE" shall have the meaning specified in
SECTION 3.02.

                  "MOODY'S" shall mean Moody's Investors Service, Inc., or its successor.

                  "NOTICES" shall have the meaning specified in SECTION 10.04.

                  "OBLIGOR" shall mean, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchant.

                  "OFFICER'S CERTIFICATE" shall mean, unless otherwise specified in this Agreement, a certificate signed by the President, any Vice President, the Treasurer, Chief Financial Officer, Controller or Member of a Transferor or the Servicer, as the case may be (or an officer holding an office with equivalent or more senior responsibilities or, in the case of the Servicer, a Servicing Officer, and, in the case of the Transferor, any executive of the Transferor designated in writing by a Vice President or more senior officer of the Transferor for this purpose), or by the President, any Vice President, the Chief Financial Officer, Controller or Member of a Successor Servicer.

                  "OPINION OF COUNSEL" shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Person to whom the opinion is to be provided; PROVIDED, HOWEVER, that any Tax Opinion or other opinion relating to federal income tax matters shall be an opinion of nationally recognized tax counsel.

                  "OVERLIMIT FEES" shall have the meaning specified in the Credit Card Agreement applicable to each Account for overlimit fees or similar terms if such fees are provided for with respect to such Account.

                  "OWNER TRUSTEE" shall mean Wilmington Trust FSB, a federal savings bank, not in its individual capacity but solely as owner trustee under the Trust Agreement (unless therein specified), and any successor Owner Trustee thereunder.

                  "PARTICIPATION INTEREST SUPPLEMENT" shall mean a supplement to this Agreement entered into pursuant to SECTIONS 2.09(b) and 10.01(a) in connection with the conveyance of Participation Interests to the Issuer.

                  "PARTICIPATION INTERESTS" shall have the meaning specified in
SECTION 2.09(b).

                  "PERIODIC RATE FINANCE CHARGES" shall have the meaning specified in the Credit Card Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

                  "PERSON" shall mean any person or entity, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

                  "PORTFOLIO YIELD" shall have the meaning specified in the Indenture Supplement.

                  "PRINCIPAL SHARING SERIES" shall mean a Series that, pursuant to the Indenture Supplement therefor, is entitled to receive Shared Principal Collections.

                  "PRINCIPAL RECEIVABLES" shall mean all Receivables other than Finance Charge Receivables or Defaulted Receivables; PROVIDED, HOWEVER, that after a Discount Option Date, Principal Receivables at any time thereafter shall not include the amount of any Discount Option Receivables. Principal Receivables shall also include the principal portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Indenture Supplement for any Series. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Any Principal Receivables which the Transferor is unable to transfer as provided in SECTION 2.11 shall not be included in calculating the amount of Principal Receivables.

                  "PRINCIPAL SHORTFALLS" shall have the meaning specified in
SECTION 4.02.

                  "RECEIVABLES" shall mean all amounts payable by Obligors on any Account from time to time to the extent such amounts have been transferred from Columbus Bank to CompuCredit pursuant to the CB&T Receivables Purchase Agreement, including amounts payable for Principal Receivables and Finance Charge Receivables. Receivables which become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables.

                  "RECEIVABLES PURCHASE AGREEMENT" shall mean, as applicable,
(i) the CB&T Receivables Purchase Agreement, (ii) any future receivables purchase agreement substantially in the form of the agreement specified in (i) above, entered into between CompuCredit, CFC or any Transferor and an Account Owner; PROVIDED, that (A) the Rating Agency Condition is satisfied with respect to such future receivables purchase agreement and (B) CompuCredit or such Transferor, as applicable, shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that such officer reasonably believes that the execution and delivery of such future receivables purchase agreement will not have an Adverse Effect, (iii) the CFC Receivables Purchase Agreement and
(iv) any future receivables purchase agreement substantially in the form of the agreement specified in (iii) above, entered into between CompuCredit and any Transferor; PROVIDED, that (A) the Rating Agency Condition is satisfied with respect to such future receivables purchase agreement and (B) CompuCredit or such Transferor shall have delivered to the Indenture Trustee an Officer's Certificate to the effect that such officer reasonably believes that the execution and delivery of such future receivables purchase agreement will not have an Adverse Effect.

                  "RECOVERIES" shall mean (i) all amounts received by the Servicer (net of out-of-pocket costs of collection) including Insurance Proceeds, with respect to Defaulted Receivables (including any related Finance Charge Receivables), including the net proceeds of any sale of such Defaulted Receivables by the Transferor or Servicer and (ii) all amounts withdrawn from the Special Reserve Account.

                  "RELATED ACCOUNT" shall mean an Account with respect to which a new credit account number has been issued by the applicable Account Owner or Servicer or the applicable Transferor under circumstances resulting from an error or a lost or stolen credit card and not requiring standard application and credit evaluation procedures under the Credit Card Guidelines.

                  "REQUIRED DESIGNATION DATE" shall have the meaning specified in SECTION 2.09(e).

                  "REQUIREMENTS OF LAW" shall mean any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

                  "RESET DATE" for any Series, shall have the meaning specified in the applicable Supplement.

                  "RESTART DATE" shall have the meaning specified in SECTION 2.09(a).

                  "SERIES ADJUSTED ALLOCATION AMOUNT" shall mean, with respect to any Series and for any Monthly Period, the Series Allocation Amount for such Series, after subtracting therefrom the excess, if any, of (a) the cumulative amount (calculated in accordance with the terms of the related Indenture Supplement) of reduction amounts, subordination of principal collections and, if applicable, covering the series default amount for any other Class of Notes of such Series or another Series allocable to the Allocation Amount for such Series as of the last day of the immediately preceding Monthly Period over (b) the aggregate reimbursement of such reduction amounts, subordination of principal collections and, if applicable, covering the series default amount for any other Class of Notes of such Series or another Series as of such day, or such other amount as may be provided in the Indenture Supplement for such Series.

                  "SERIES ALLOCABLE DEFAULTED AMOUNT" shall mean, with respect to any Series and for any Monthly Period, the product of the Series Allocation Percentage and the Defaulted Amount with respect to such Monthly Period.

                  "SERIES ALLOCABLE FINANCE CHARGE COLLECTIONS" shall mean, with respect to any Series and for any Monthly Period, the product of the Series Allocation Percentage and the amount of Collections of Finance Charge Receivables with respect to such Monthly Period.

                  "SERIES ALLOCABLE PRINCIPAL COLLECTIONS" shall mean, with respect to any Series and for any Monthly Period, the product of the Series Allocation Percentage and the amount of Collections of Principal Receivables with respect to such Monthly Period.

                  "SERIES ALLOCATION AMOUNT" shall have, for any Series, the meaning specified in the related Indenture Supplement.

                  "SERIES ALLOCATION PERCENTAGE" shall mean, with respect to any Series and for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Series Adjusted Allocation Amount plus the Series Required Transferor Amount as of the last day of the immediately preceding Monthly Period or, if later, the immediately preceding Reset Date, and the denominator of which is the sum of all Series Adjusted Allocation Amounts plus the sum of all Series Required Transferor Amounts as of such day.

                  "SERIES REQUIRED TRANSFEROR AMOUNT" shall have the meaning, with respect to any Series, specified in the related Indenture Supplement.

                  "SERVICE TRANSFER" shall have the meaning specified in SECTION 8.01.

                  "SERVICER" shall mean CompuCredit, in its capacity as Servicer pursuant to this Agreement, and, after any Service Transfer or resignation of the Servicer pursuant to SECTION 6.05, the Successor Servicer.

                  "SERVICER DEFAULT" shall have the meaning specified in SECTION 8.01.

                  "SERVICING FEE" shall have the meaning specified in SECTION 3.02.

                  "SERVICING FEE RATE" shall mean, with respect to any Series, the servicing fee rate specified in the related Indenture Supplement.

                  "SERVICING OFFICER" shall mean any officer of the Servicer or an attorney in fact of the Servicer who in either case is involved in, or responsible for, the administration and servicing of the Receivables and whose name appears on a list of servicing officers furnished to the Owner Trustee and the Indenture Trustee by the Servicer, as such list may from time to time be amended.

                  "SHARED PRINCIPAL COLLECTIONS" shall have the meaning specified in SECTION 4.02.

                  "SPECIAL RESERVE ACCOUNT" shall have the meaning specified in
SECTION 4.06.

                  "SPECIAL RESERVE AMOUNTS" shall mean any and all amounts deposited in the Special Reserve Account.

                  "STANDARD & POOR'S" shall mean Standard & Poor's Ratings Services, or its successor.

                  "SUCCESSOR SERVICER" shall have the meaning specified in
SECTION 8.02(a).

                  "SUPPLEMENT" shall mean, with respect to any Series, the related Indenture Supplement, and, with respect to any Participation Interest, the related Participation Interest Supplement.

                  "SUPPLEMENTAL ACCOUNT" shall mean an Account designated pursuant to SECTION 2.09(e) or (f).

                  "TERMINATION NOTICE" shall have the meaning specified in
SECTION 8.01.

                  "TRANSFER DATE" shall mean the Business Day immediately preceding each Distribution Date.

                  "TRANSFER RESTRICTION EVENT" shall have the meaning specified in SECTION 2.11.

                  "TRANSFEROR" shall mean (a) CFC, a wholly owned special purpose subsidiary of CompuCredit organized in the state of Nevada, or its successor under this Agreement and (b) any Additional Transferors. References to "EACH TRANSFEROR" shall refer to each entity mentioned in the preceding sentence and references to "THE TRANSFEROR" shall refer to either CFC, any Additional Transferor or all of such entities, as the case may be.

                  "TRANSFERRED ACCOUNT" shall mean each account (other than a Related Account) into which an Account shall be transferred; PROVIDED that such transfer was made in accordance with the Credit Card Guidelines.

                  "TRANSFERRED ASSETS" shall have the meaning specified in
SECTION 2.01(a).

                  "TRUST ADJUSTED ALLOCATION AMOUNT" shall mean, with respect to any Monthly Period, the aggregate Series Adjusted Allocation Amounts for all outstanding Series for such Monthly Period.

                   "TRUST AGREEMENT" shall mean the Trust Agreement relating to the Issuer, dated as of October 20, 2000, between CFC and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  "VISA" shall mean VISA USA, Inc., and its successors in interest.

                  Section 1.02. OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Trust Agreement, the Indenture and, for any Series, the related Indenture Supplement, as applicable. For purposes of convenience only, APPENDIX 1 attached hereto contains a list of certain definitions used and not otherwise defined herein and, in each case, references the document in which such term is defined.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable and as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles in the United States, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The agreements, representations and warranties of CFC and CompuCredit in this Agreement in each of their respective capacities as Transferor and Servicer shall be deemed to be the agreements, representations and warranties of CFC and CompuCredit solely in each such capacity for so long as CFC and CompuCredit act in each such capacity under this Agreement.

                  (e) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

                  (f) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

                  (g) The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision or subdivision of this Agreement; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "INCLUDING" means "INCLUDING WITHOUT LIMITATION."

                              [END OF ARTICLE I]

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

                  Section 2.01. CONVEYANCE OF RECEIVABLES. (a) By execution of this Agreement, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Transferor does hereby transfer, assign, set-over and otherwise convey to the Issuer, without recourse except as provided herein, all its right, title and interest in, to and under (i) in the case of Receivables arising in the Initial Accounts (including Transferred Accounts and Related Accounts related to such Initial Accounts), the Receivables existing at the close of business on the Initial Cut-Off Date, and thereafter created from time to time in the Initial Accounts until the termination of the Issuer, (ii) in the case of Receivables arising in the Additional Accounts (including Transferred Accounts and Related Accounts related to such Additional Accounts), the Receivables existing at the close of business on the applicable Addition Cut-Off Date, and thereafter created from time to time until the termination of the Issuer; (iii) all Interchange allocable to the Issuer as provided herein and Recoveries, (iv) all rights to payment and amounts due or to become due with respect to all of the foregoing, (v) all rights, remedies, powers, privileges and claims of the Transferor under or with respect to the Receivables Purchase Agreements (whether arising pursuant to the terms of the Receivables Purchase Agreements or otherwise available to the Transferor at law or in equity), including, without limitation, the rights of the Transferor to enforce the Receivables Purchase Agreements and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Receivables Purchase Agreements to the same extent as the Transferor could but for the assignment and security interest granted to the Issuer, (vi) all amounts received or receivable with respect to any of the foregoing and (vii) all proceeds (including "proceeds" as defined in the UCC) thereof (such property, collectively, the "TRANSFERRED ASSETS"). The Transferred Assets shall include, as applicable, the Participation Interests and any property conveyed to the Issuer pursuant to any Participation Interest Supplement. The foregoing does not constitute and is not intended to result in the creation or assumption by the Issuer, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any Noteholder or any Series Enhancer of any obligation of Columbus Bank or other Account Owner or the Transferor, any Additional Transferor, the Servicer or any other Person in connection with the Accounts, the Receivables or the Participation Interests or under any agreement or instrument relating thereto, including any obligations to Obligors, merchant banks, merchants' clearance systems, VISA, MasterCard or insurers. The Obligors shall not be notified of the transfer, assignment, set-over and conveyance of the Receivables to the Issuer.

                  (b) In consideration for the conveyance and transfer of the Transferred Assets hereunder, the Issuer hereby agrees to pay to the Transferor the net proceeds received from the issuance of each Series of Notes.

                  (c) Each Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables and other Transferred Assets conveyed by such Transferor meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfer and assignment of its interest in such Receivables and the other Transferred Assets to the Issuer, and to deliver a file stamped copy of each such financing statement or other evidence of such filing (which can include telephonic confirmation) to the Owner Trustee on or prior to (A) the Initial Issuance Date, in the case of the Initial Accounts, (B) the Automatic Addition Termination Date, any Automatic Addition Suspension Date and any Restart Date, in the case of Automatic Additional Accounts and (C) the applicable Addition Date, in the case of Supplemental Accounts and, in the case of continuation statements, as soon as practicable after receipt thereof by the Transferor. The Owner Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such transfer and assignment.

                  (d) Each Transferor further agrees, at its own expense, (i) on or prior to the following Dates: (A) the Initial Issuance Date, in the case of the Initial Accounts, (B) (x) the later of the date of creation of accounts and designation of accounts as an Automatic Additional Account and (y) the Automatic Addition Termination Date or any Automatic Addition Suspension Date, on or prior to a Restart Date, in the case of the Automatic Additional Accounts, and (C) the applicable Addition Date, in the case of Supplemental Accounts, to indicate in its books and records (including the appropriate computer files) that Receivables created in connection with the Accounts have been conveyed to the Issuer pursuant to this Agreement and (ii) on or prior to each such date referred to in clause (i), to deliver to the Owner Trustee an Account Schedule (PROVIDED that such Account Schedule shall be provided in respect of Automatic Additional Accounts as soon as practicable after the Determination Date immediately succeeding the related Monthly Period during which their respective Addition Dates occur), specifying for each such Account as of the Initial Cut-Off Date, Addition Cut-Off Date, Automatic Addition Termination Date or Automatic Addition Suspension Date, as applicable, its account number, bank identification number, bank number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account. Each Account Schedule, as supplemented, from time to time shall be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement. Once the books and records (including the appropriate computer files) referenced in clause (i) of this paragraph have been indicated with respect to any Account, each Transferor further agrees not to alter such indication during the remaining term of this Agreement, other than pursuant to
Section 2.10 with respect to Defaulted Receivables, unless and until (x) a Restart Date has occurred on which the Transferor resumes the inclusion of Automatic Additional Accounts as Accounts or (y) the Transferor shall have delivered to the Issuer and the Indenture Trustee at least thirty (30) days' prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of the Issuer in the Receivables to continue to be perfected with the priority required by this Agreement, and has delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel to such effect.

                  (e) The balance of all Receivables included in any Account which has a bank number other than those bank numbers identified on SCHEDULE II will be treated for purposes of this Agreement, the Indenture and each Indenture Supplement as "zero."

                  (f) In the event that it is determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, this Agreement shall constitute a security agreement under applicable law, and each Transferor hereby grants to the Issuer a first priority perfected security interest in all of such Transferor's right, title and interest, whether owned on the Initial Issuance Date or thereafter acquired, in, to and under the Receivables and the other Transferred Assets conveyed by such Transferor, and all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit and advices of credit consisting of, arising from or related to the Transferred Assets, and all proceeds thereof, to secure its obligations hereunder.

                  Section 2.02.     ACCEPTANCE BY ISSUER.

                  (a) The Issuer acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferor delivered to the Owner Trustee the Account Schedule relating to the Initial Accounts described in paragraph (d) of SECTION 2.01.

                  (b) The Owner Trustee and the Issuer each hereby agrees not to disclose to any Person any of the account numbers or other information contained in any Account Schedule delivered to the Owner Trustee or the Issuer, from time to time, except (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Owner Trustee, (ii) in connection with the performance of the Owner Trustee's or the Issuer's duties hereunder, (iii) to the Indenture Trustee in connection with its duties in enforcing the rights of Noteholders and Series Enhancers or (iv) to bona fide creditors or potential creditors of any Account Owner, CompuCredit or any Transferor or the Issuer for the limited purpose of enabling any such creditor to identify applicable Receivables or Accounts subject to this Agreement, the Receivables Purchase Agreements or the Indenture. The Owner Trustee and the Issuer each agrees to take such measures as shall be reasonably requested by any Transferor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow each Transferor or its duly authorized representatives to inspect the Owner Trustee's security and confidentiality arrangements as they specifically relate to the administration of the Issuer from time to time during normal business hours upon prior written notice. The Owner Trustee and the Issuer shall provide the applicable Transferor with notice five (5) Business Days prior to disclosure of any information of the type described in this
SECTION 2.02(b).

                  (c) The Owner Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Issuer other than as contemplated in the Trust Agreement, the Administration Agreement, this Agreement and the Indenture and the Indenture Supplements.

                  Section 2.03. REPRESENTATIONS AND WARRANTIES OF EACH TRANSFEROR RELATING TO SUCH TRANSFEROR. Each Transferor hereby severally represents and warrants to the Issuer (and agrees that the Owner Trustee and the Indenture Trustee may conclusively rely on each such representation and warranty in accepting the Receivables and the other Transferred Assets and in accepting the Trust Estate and authenticating the Notes, as the case may be), as of the Initial Issuance Date and each subsequent Closing Date (but only if, in either case, it was a Transferor on such date) that:

                  (a) ORGANIZATION AND GOOD STANDING. Such Transferor is a corporation or limited liability company validly existing under the laws of the jurisdiction of its organization or incorporation and has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, the Trust Agreement, any Receivables Purchase Agreement to which it is a party and each applicable Participation Interest Supplement.

                  (b) DUE QUALIFICATION. Such Transferor is duly qualified to do business and is in good standing as a foreign corporation or limited liability company and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have an Adverse Effect.

                  (c) DUE AUTHORIZATION. The execution and delivery of this Agreement, any Receivables Purchase Agreement to which it is a party and each applicable Participation Interest Supplement by such Transferor and the consummation by such Transferor of the transactions provided for in this Agreement, the Trust Agreement, each Receivables Purchase Agreement to which it is a party and each applicable Participation Interest Supplement have been duly authorized by such Transferor by all necessary action on the part of such Transferor.

                  (d) NO CONFLICT. The execution and delivery by such Transferor of this Agreement, the Trust Agreement, each Receivables Purchase Agreement to which it is a party and each applicable Participation Interest Supplement, and the performance of the transactions contemplated by this Agreement, the Trust Agreement, any Receivables Purchase Agreement to which it is a party and each applicable Participation Interest Supplement and the fulfillment of the terms hereof and thereof applicable to such Transferor, will not conflict with or violate any Requirements of Law applicable to such Transferor or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Transferor is a party or by which it or its properties are bound.

                  (e) NO PROCEEDINGS. There are no Proceedings or investigations pending or, to the best knowledge of such Transferor, threatened, against such Transferor before any Governmental Authority (i) asserting the invalidity of this Agreement, the Trust Agreement, any Receivables Purchase Agreement to which it is a party, or any applicable Participation Interest Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Trust Agreement, any Receivables Purchase Agreement to which it is a party, or any applicable Participation Interest Supplement, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Agreement, the Trust Agreement, any Receivables Purchase Agreement to which it is a party, or any applicable Participation Interest Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the Trust Agreement, any Receivables Purchase Agreement to which it is a party, or any applicable Participation Interest Supplement or (v) seeking to affect adversely the income or franchise tax attributes of the Issuer under the United States Federal or any state income or franchise tax systems.

                  (f) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the execution and delivery by such Transferor of this Agreement, the Trust Agreement, any Receivables Purchase Agreement to which it is a party, and each applicable Participation Interest Supplement and the performance of the transactions contemplated by this Agreement, the Trust Agreement, any Receivables Purchase Agreement to which it is a party, and each applicable Participation Interest Supplement by such Transferor have been duly obtained, effected or given and are in full force and effect.

                  Section 2.04. REPRESENTATIONS AND WARRANTIES OF EACH TRANSFEROR RELATING TO THIS AGREEMENT AND ANY PARTICIPATION INTEREST SUPPLEMENT AND THE RECEIVABLES.

                  (a) REPRESENTATIONS AND WARRANTIES. Each Transferor hereby severally represents and warrants to the Issuer as of the Initial Issuance Date and each subsequent Closing Date (but only if, in either case, it was a Transferor on such date) and with respect to clauses (vi) and (vii) below, on each Addition Date that:

                           (i) this Agreement, the Trust Agreement, any
         Receivables Purchase Agreement to which it is a party, each applicable Participation Interest Supplement to which it is a party and, in the case of Supplemental Accounts, the related Assignment, each constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                           (ii) if such Transferor were a Transferor on the Initial Issuance Date, as of the Initial Issuance Date with respect to the Initial Accounts (and the Receivables arising thereunder), the portion of SCHEDULE I to this Agreement under such Transferor's name, as supplemented to such date, is an accurate and complete listing in all material respects of all the Accounts the Receivables in which were transferred by such Transferor as of the Initial Issuance Date, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date;

                           (iii) on the date each Receivable is conveyed to the Issuer by such Transferor, such Receivable has been conveyed to the Issuer free and clear of any Lien (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

                           (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the conveyance of Receivables to the Issuer have been duly obtained, effected or given and are in full force and effect;

                           (v) either this Agreement or, in the case of Supplemental Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Issuer of all right, title and interest of such Transferor in the Receivables and Participation Interests conveyed to the Issuer by such Transferor and the proceeds thereof and Recoveries and Interchange identified as relating to the Receivables conveyed to the Issuer by such Transferor or, if this Agreement or, in the case of Supplemental Accounts, the related Assignment does not constitute a sale of such property, it constitutes a grant of a first priority perfected security interest in such property to the Issuer, which, in the case of existing Receivables and Participation Interests and the proceeds thereof and Recoveries and Interchange, is enforceable upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Issuer shall have a first priority perfected security or ownership interest in such property and proceeds;

                           (vi) on the Initial Cut-Off Date, with respect to each Initial Account and on each Addition Cut-Off Date, with respect to each Additional Account, each such Account is an Eligible Account and, in the case of each Automatic Additional Account, satisfies the conditions set forth in SECTION 2.09, as applicable, and, in the case of each Supplemental Account, satisfies the conditions set forth in
         Section 2.09(g);

                           (vii) on the Initial Cut-Off Date, with respect to each Initial Account and on the applicable Addition Date with respect to the Additional Accounts, each Receivable contained in such Account on such applicable date and conveyed to the Issuer by such Transferor is an Eligible Receivable;

                           (viii) as of the date of the creation of any new Receivable transferred to the Issuer by such Transferor, such Receivable is an Eligible Receivable; and

                           (ix) no selection procedures believed by such Transferor to be materially adverse to the interests of the Issuer or the Noteholders have been used in selecting such Accounts specified in a Receivables Purchase Agreement with such Transferor.

                  (b) NOTICE OF BREACH. The representations and warranties set forth in SECTION 2.03, this SECTION 2.04 and SECTION 2.09(c) shall survive the transfers and assignments of the Receivables to the Issuer, the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture, and the issuance of the Notes. Upon discovery by any Transferor, the Servicer or the Owner Trustee of a breach of any of the representations and warranties set forth in
SECTION 2.03, this SECTION 2.04 or SECTION 2.09(c); the party discovering such breach shall give notice to the other parties and to the Indenture Trustee within three (3) Business Days following such discovery; PROVIDED that the failure to give notice within three (3) Business Days does not preclude subsequent notice.

                  Section 2.05.     TREATMENT OF INELIGIBLE RECEIVABLES.

                  (a) REASSIGNMENT OF RECEIVABLES. In the event that (i) any representation or warranty contained in SECTIONS 2.04(a)(ii), (iv), (vi), (vii),
(viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and such breach results in such Receivable in the related Account becoming a Defaulted Receivable or the Issuer's rights in, to or under the Receivable or its proceeds becoming impaired or the proceeds of such Receivable not being available for any other reason to the Issuer free and clear of any Lien, unless cured within sixty
(60) days (or such longer period, not in excess of one hundred twenty (120) days, as may be agreed in writing to by the Indenture Trustee and the Servicer) after the earlier to occur of the discovery thereof by the Transferor which conveyed such Receivables to the Issuer or receipt by such Transferor of written notice thereof given by the Owner Trustee, Indenture Trustee or the Servicer,
(ii) a Receivable is not an Eligible Receivable because of the failure to satisfy the conditions set forth in clause (d) or (e) of the definition of "Eligible Receivable" or (iii) it is so provided in SECTION 2.07(a) with respect to any Receivables conveyed to the Issuer by such Transferor, then in each such case such Receivable shall be designated ineligible (as such, an "INELIGIBLE RECEIVABLE") and (A) shall be assigned a principal balance of zero for the purpose of determining the aggregate amount of Principal Receivables on any day and (B) at the option of such Transferor the Issuer's interest in such Ineligible Receivables shall be reassigned to such Transferor on the terms and conditions set forth in paragraph (c) below; PROVIDED that such Receivables pursuant to clause (i) will not be deemed to be Ineligible Receivables but will be deemed Eligible Receivables and such Principal Receivables shall be included in determining the aggregate Principal Receivables in the Issuer if, on any day prior to the end of such sixty-day or longer period, (x) either (1) in the case of an event described in clause (i), the relevant representation and warranty shall be true and correct in all material respects as if made on such day or (2) in the case of an event described in clauses (ii) and (iii), the circumstances causing such Receivable to become an Ineligible Receivable shall no longer exist and (y) such Transferor shall have delivered an Officer's Certificate to the Issuer and the Indenture Trustee describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct. The Transferor shall also have delivered an Officer's Certificate to each Rating Agency describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct.

                  (b) MAINTAINING REQUIRED TRANSFEROR AMOUNT. On and after the date of its designation as an Ineligible Receivable, each Ineligible Receivable shall not be included in determining the aggregate amount of Principal Receivables used to calculate the Transferor Amount or the allocation percentages applicable to any Series. If, immediately following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Required Transferor Amount, the applicable Transferor shall pay to the Indenture Trustee for deposit into the Special Funding Account in immediately available funds prior to the fifth (5th) succeeding Business Day an amount equal to the amount by which the Transferor Amount would be less than the Required Transferor Amount (up to the amount of such excluded Principal Receivables). The payment of such amount in immediately available funds shall otherwise be considered payment in full of all of the Ineligible Receivables.

                  The obligation of a Transferor to make the payments, if any, required to be made to the Issuer for deposit in the Special Funding Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Issuer, the Indenture Trustee on behalf of the Noteholders or any Series Enhancer.

                  (c) PRICE OF REASSIGNMENT. Upon a Transferor's written notice to the Owner Trustee that such Transferor has exercised its option to cause reassignment of any Ineligible Receivable, the Issuer shall automatically at the time of receipt of such notice and without further action on the part of the Issuer or the Owner Trustee be deemed to transfer, assign, set over and otherwise convey to such Transferor or its designee, without recourse, representation or warranty, all the right, title and interest of the Issuer in and to such Ineligible Receivable, all Interchange and Recoveries related thereto, all monies and amounts due or to become due and all proceeds thereof and such reassigned Ineligible Receivable shall be treated by the Issuer as collected in full as of the date on which it was transferred. Notwithstanding any other provision of this SECTION 2.05(c), a reassignment of an Ineligible Receivable in excess of the amount that would cause the Transferor Amount to be less than the Required Transferor Amount shall not occur if the applicable Transferor fails to make any payment required by SECTION 2.05(b) with respect to such Ineligible Receivable. The Issuer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested and provided by the applicable Transferor to effect the conveyance of such Ineligible Receivables pursuant to this SECTION 2.05(c), but only upon receipt of an Officer's Certificate from such Transferor that states that all conditions set forth in this SECTION 2.05 have been satisfied.

                  Section 2.06. REASSIGNMENT OF TRUST PORTFOLIO. In the event any representation or warranty of a Transferor set forth in SECTION 2.03(a) or
(c) or SECTION 2.04(a)(i) or (v) is not true and correct in any material respect and such breach has a material adverse effect on the Receivables or Participation Interests conveyed to the Issuer by such Transferor or the availability of the proceeds thereof to the Issuer, then either the Owner Trustee or the Indenture Trustee, by notice then given to such Transferor and the Servicer (and to the Owner Trustee or the Indenture Trustee if given by the other), may direct such Transferor to accept a reassignment of the Receivables and any Participation Interests conveyed to the Issuer by such Transferor if such breach and any material adverse effect caused by such breach are not cured within sixty (60) days of such notice (or within such longer period, not in excess of one hundred twenty (120) days, as may be specified in such notice), and upon those conditions such Transferor shall be obligated to accept such reassignment on the terms set forth below; PROVIDED, HOWEVER, that such Receivables and Participation Interests will not be reassigned to such Transferor if, on any day prior to the end of such sixty-day or longer period
(i) the relevant representation and warranty shall be true and correct in all material respects as if made on such day and (ii) such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate describing the nature of such breach and the manner in which the relevant representation and warranty has become true and correct.

                  The applicable Transferor shall pay to the Issuer for deposit in the Collection Account in immediately available funds not later than 11:00 a.m., New York City time, on the fifth (5th ) Business Day after the day on which such reassignment obligation arises, in payment for such reassignment, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Indenture Supplement. If the Owner Trustee or the Indenture Trustee give notice directing the applicable Transferor to accept a reassignment of the

Receivables and Participation Interests as provided above, the obligation of such Transferor to accept such reassignment pursuant to this SECTION 2.06 and to make the payment required to be made to the Issuer for deposit in the Collection Account as provided in this paragraph shall constitute the sole remedy respecting an event of the type specified in the first sentence of this SECTION
2.06 available to the Issuer, the Noteholders (or the Owner Trustee or Indenture Trustee on behalf of the Noteholders) or any Series Enhancer. Upon reassignment of the Receivables and the Participation Interests on such date, the Issuer shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the applicable Transferor, without recourse, representation or warranty, all the right, title and interest of the Issuer in and to the applicable Receivables and the applicable Participation Interests, all related Interchange and Recoveries allocable to the Issuer, and all monies and amounts due or to become due with respect thereto and all proceeds thereof. The Issuer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the applicable Transferor to effect the conveyance of such property pursuant to this Section, but only upon receipt of an Officer's Certificate from such Transferor that states that all conditions set forth in this Section have been satisfied.

                  Section 2.07. COVENANTS OF EACH TRANSFEROR. Each Transferor hereby severally covenants to the Issuer, that:

                  (a) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES. Except in connection with its enforcement or collection of an Account, such Transferor will take no action to cause any Receivable conveyed by it to the Issuer to be evidenced by any instrument (as defined in the UCC) and if any such Receivable is so evidenced as a result of any action of the Transferor it shall be deemed to be an Ineligible Receivable in accordance with SECTION 2.05(a) and shall be treated in accordance with SECTION 2.05(b).

                  (b) SECURITY INTERESTS. Except for the conveyances hereunder, such Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (arising through or under such Transferor) on, any Receivable or Participation Interest conveyed by it to the Issuer, whether now existing or hereafter created, or any interest therein, and such Transferor shall defend the right, title and interest of the Issuer and the Indenture Trustee in, to and under the Receivables and any Participation Interest, whether now existing or hereafter created, against all claims of third parties claiming through or under such Transferor.

                  (c) TRANSFEROR CERTIFICATES. Except for the conveyances hereunder, and except in connection with any transaction permitted by SECTION
5.02 and as provided in SECTION 2.09(d) of this Agreement or Section 2.10 of the Indenture or conveyances with respect to which the Rating Agency Condition shall have been satisfied and a Tax Opinion shall have been delivered, each Transferor agrees not to transfer, sell, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Transferor's interest represented by the Transferor Certificates and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation, grant or sale shall be void.

                  (d) DELIVERY OF COLLECTIONS OR RECOVERIES. In the event that such Transferor receives Collections or Recoveries, such Transferor agrees to pay the Servicer all such Collections and Recoveries as soon as practicable after receipt thereof, but in no event later than two (2) Business Days after receipt.

                  (e) NOTICE OF LIENS. Such Transferor shall notify the Owner Trustee, the Indenture Trustee and each Series Enhancer promptly after becoming aware of any Lien on any Receivable or Participation Interest conveyed by it to the Issuer other than the conveyances hereunder and under the applicable Receivables Purchase Agreements and the Indenture.

                  (f) AMENDMENT OF THE CERTIFICATE OF INCORPORATION. Such Transferor will not amend in any material respect its certificate of incorporation, certificate of formation or other organizational documents without providing the Rating Agency with notice no later than the fifth (5th) Business Day prior to such amendment (unless the right to such notice is waived by the Rating Agency) and satisfying the Rating Agency Condition; PROVIDED, HOWEVER, that the Rating Agency Condition need not be satisfied if such Transferor ceases to be a Transferor on or before the date that such amendment becomes effective.

                  (g)      SEPARATE CORPORATE EXISTENCE.  Such Transferor shall:

                           (i) Maintain in full effect its existence, rights and franchises as a limited liability company or corporation under the laws of the state of its organization or incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Trust Agreement and any Receivables Purchase Agreement to which it is a party and each other instrument or agreement necessary or appropriate to proper administration hereof and to permit and effectuate the transactions contemplated hereby.

                           (ii) Except as provided herein, maintain its own deposit account or accounts, separate from those of any Affiliate of such Transferor, with commercial banking institutions. The funds of such Transferor will not be diverted to any other Person or for other than the corporate use of such Transferor, and, except as may be expressly permitted by this Agreement or any Receivables Purchase Agreement to which it is a party, the funds of such Transferor shall not be commingled with those of any Affiliate of such Transferor or any other Person.

                           (iii) Ensure that, to the extent that it shares the same officers or other employees as any of its partners, members, managers, stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                           (iv) Ensure that, to the extent that it jointly contracts with any of its partners, members, managers, stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that such Transferor contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between such Transferor and any of its partners, members, managers, stockholders or Affiliates shall be only on an arm's-length basis and shall receive the approval of such Transferor's Board of Directors, partners, members, managers or other governing body including at least one Independent Director (defined below).

                           (v) Maintain a principal executive and administrative office through which its business is conducted and a telephone number separate from those of its members, stockholders and Affiliates. To the extent that such Transferor and any of its members, stockholders or Affiliates have offices in contiguous space, there shall be fair and appropriate allocation of overhead costs (including rent) among them, and each such entity shall bear its fair share of such expenses.

                           (vi) Conduct its affairs strictly in accordance with its certificate of incorporation or other certificate of formation, as the case may be, and observe all necessary, appropriate and customary corporate formalities (or such formalities appropriate to the entity), including, but not limited to, holding all regular and special stockholders' and directors' or partners', members' or managers', as the case may be, meetings appropriate to authorize all corporate or entity action, keeping separate and accurate minutes of such meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts. Regular stockholders' or other owners' and directors', partners', members' or managers', as the case may be, meetings shall be held at least annually.

                           (vii) Ensure that its board of directors or other governing body shall at all times include at least one Independent Director (for purposes hereof, "INDEPENDENT DIRECTOR" shall mean any member of the board of directors or partner, member or manager, as the case may be, of such Transferor that is not and has not at any time been (x) an officer, agent, advisor, consultant, attorney, accountant, employee or shareholder of any Affiliate of such Transferor which Affiliate is not a special purpose entity, (y) a director of any Affiliate of such Transferor other than an independent director of any Affiliate which is a special purpose entity or (z) a member of the immediate family of any of the foregoing).

                           (viii) Ensure that decisions with respect to its business and daily operations shall be independently made by such Transferor (although the officer making any particular decision may also be an officer, partner, member, manager or director of an Affiliate of such Transferor) and shall not be dictated by an Affiliate of such Transferor.

                           (ix) Act solely in its own corporate or entity name and through its own authorized officers, partners, members, managers and agents, and no Affiliate of such Transferor shall be appointed to act as agent of such Transferor. Such Transferor shall at all times use its own stationery and business forms and describe itself as a separate legal entity.

                           (x) Ensure that no Affiliate of such Transferor shall advance funds to such Transferor, and no Affiliate of such Transferor will otherwise guaranty debts of such Transferor.

                           (xi) Other than organizational expenses and as expressly provided herein, pay all expenses, indebtedness and other obligations incurred by it with its own funds.

                           (xii) Except as contemplated by the Transaction Documents, not enter into any guaranty, or otherwise become liable, with respect to or hold its assets or creditworthiness out as being available for the payment of any obligation of any Affiliate of such Transferor or of any other Person nor shall such Transferor make any loans to, or incur any indebtedness in respect of, any Person.

                           (xiii) Ensure that any financial reports required of such Transferor shall comply with generally accepted accounting principles and shall be issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates; PROVIDED, that any such consolidated reports shall indicate that the assets of the Transferor are not available to the creditors of any Affiliate of the Transferor.

                           (xiv) Ensure that at all times it is adequately capitalized to engage in the transactions contemplated in its Certificate of Incorporation or other organizational documents.

                  (h) INTERCHANGE. With respect to any Distribution Date, on or prior to the immediately preceding Determination Date, the Servicer shall notify the Transferor of the amount of Interchange (if any) required to be included as Collections of Finance Charge Receivables with respect to such Monthly Period, which amount for any Series shall be specified in the related Indenture Supplement. Not later than 11:00 a.m., New York City time, on the related Transfer Date, the Servicer shall deposit, or cause to be deposited into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables with respect to such Monthly Period.

                  (i) AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENTS. Each Transferor further covenants that it will not enter into any amendments to a Receivables Purchase Agreement or enter into a new Receivables Purchase Agreement, in each case, that would have an Adverse Effect unless the Rating Agency Condition has been satisfied.

                  Section 2.08. COVENANTS OF EACH TRANSFEROR WITH RESPECT TO THE APPLICABLE RECEIVABLES PURCHASE AGREEMENTS. Each Transferor, in its capacity as purchaser of Receivables pursuant to a Receivables Purchase Agreement, hereby covenants that such Transferor will at all times enforce the covenants and agreements of the Seller in such Receivables Purchase Agreement, including covenants to the effect that covenants will be enforced by the Seller against an Account Owner under the Receivables Purchase Agreement that the Seller has with such Account Owner including the covenant that all aspects of such Account Owner's credit card program, all terms of the relevant Accounts and the applicable Credit Card Agreements, and all solicitation materials and other related documents, materials and agreements supplied or communicated in any form to the cardholders, prospective cardholders or others in connection with such credit card program comply in all material respects with applicable law and regulations.

                  Section 2.09.     ADDITION OF ACCOUNTS.

                  (a) AUTOMATIC ADDITIONAL ACCOUNTS. Automatic Additional Accounts shall be included as Accounts from and after the later of the date upon which they are created or otherwise designated as Automatic Additional Accounts, and all Receivables in Automatic Additional Accounts, whether such Receivables are then existing or thereafter created, shall be transferred automatically to the Issuer upon their creation. For all purposes of this Agreement, all receivables relating to Automatic Additional Accounts shall be treated as Receivables upon their creation and shall be subject to the eligibility criteria specified in the definitions of "Eligible Receivable" and "Eligible Account." The Transferor may elect at any time to terminate the inclusion in Accounts of new accounts which would otherwise be Automatic Additional Accounts as of any Business Day (the "AUTOMATIC ADDITION TERMINATION DATE"), or suspend any such inclusion as of any Business Day (an "AUTOMATIC ADDITION SUSPENSION DATE") until a date to be notified in writing by the Transferor to the Owner Trustee and Indenture Trustee (the "RESTART DATE") by delivering to the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency written notice of such election at least ten (10) days prior to such Automatic Addition Termination Date, Automatic Addition Suspension Date or Restart Date, as the case may be. Promptly after any Automatic Addition Termination Date, Automatic Addition Suspension Date or Restart Date, the Transferor and the Owner Trustee agree to execute, and the Transferor agrees to record and file at its own expense, an amendment to the financing statements referred to in SECTION 2.01 to specify the accounts then subject to this Agreement (which specification may incorporate an Account Schedule by reference) and, except in connection with any such filing made after a Restart Date, to release any security interest in any Receivables or related Transferred Assets in credit card accounts that would otherwise have been Automatic Additional Accounts created after the Automatic Addition Termination Date or Automatic Addition Suspension Date.

                  (b) PARTICIPATION INTERESTS. In lieu of, or in addition to, causing the designation of the Supplemental Accounts referred to in clauses (e) and (f) below, the Transferor may (but shall not be required), subject to paragraph (c) below, convey to the Issuer participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit card receivables and any interests in any of the foregoing, including securities representing or backed by such receivables and collections, together with all earnings, revenue, dividends, distributions, income, issues and profits thereon ("PARTICIPATION INTERESTS"). Receivables shall not be treated as a Participation Interest for purposes of this Agreement. The conveyance of Participation Interests to the Issuer pursuant to this paragraph
(b) shall be effected by a Participation Interest Supplement, dated the applicable Addition Date and entered into pursuant to SECTION 10.01(a).

                  (c) REPRESENTATIONS AND WARRANTIES. Each Transferor conveying Automatic Additional Accounts or Participation Interests hereby represents and warrants to the Issuer, the Owner Trustee and the Indenture Trustee as of the related Addition Date that:

                           (i) no Insolvency Event with respect to Columbus Bank
                  or other Account Owner, as applicable, CompuCredit or the Transferor has occurred nor has the transfer to the Issuer of the Receivables arising in the Automatic Additional Accounts or of the Participation Interests been made in contemplation of the occurrence thereof;

                           (ii) the transfer to the Issuer of the Receivables
                  arising in the Automatic Additional Accounts or of the Participation Interests will not result in an Adverse Effect;

                           (iii) each Automatic Additional Account has a
                  required monthly minimum payment of at least 3% of the account balance;

                           (iv) each Automatic Additional Account has an annual
                  percentage rate of interest of not less than 15%;

                           (v) each Automatic Additional Account had an original
                  Fair, Isaacs & Co. credit risk score, at the time such account was established, of no less than 580; and

                           (vi) each Automatic Additional Account is an Eligible
                  Account.

                  The inclusion of any Account identified by the agent numbers 4001-4999, notwithstanding that such Account may or may not meet the criteria in clauses (iii), (iv) and (v) above, shall not be deemed a breach of the foregoing representations and warranties or a breach of the representations and warranties in SECTION 2.04 provided that with respect to such Accounts, the balance of all Receivables included in such Accounts is treated for purposes of this Agreement, the Indenture and the Indenture Supplements as "zero," and such Receivables shall be treated as Ineligible Receivables for purposes of this Agreement, the Indenture and the Indenture Supplements; PROVIDED that, notwithstanding any provision in any document to the contrary, CompuCredit shall have no obligation to repurchase such Receivables.

                  (d) ADDITIONAL TRANSFERORS. The Transferor may designate Affiliates of the Transferor to be included as Transferors (each, an "ADDITIONAL TRANSFEROR") under this Agreement in an amendment hereto pursuant to SECTION 10.01(a) and, in connection with such designation, the Transferor shall surrender the Transferor Certificate to the Owner Trustee in exchange for a newly issued Transferor Certificate modified to reflect such Additional Transferor's interest in the Transferred Assets of the Issuer represented by the Transferor Certificate as provided in the Trust Agreement; PROVIDED, HOWEVER, that, if the provisions of

Section 3.04 of the Trust Agreement are not otherwise applicable, prior to any such designation and exchange the conditions set forth in clauses (iii) and (v) of Section 3.04(b) of the Trust Agreement shall have been satisfied with respect thereto (as applied with respect to an issuance of a Supplemental Certificate).

                  (e) REQUIRED SUPPLEMENTAL ADDITIONS. Except as otherwise provided in SECTION 2.05(b) and SECTION 3.08(a), if, (i) during any period of thirty consecutive days, the Transferor Amount is less than the Required Transferor Amount for that period, the Transferor shall cause to be designated additional Eligible Accounts to be included as Accounts in a sufficient amount (or such lesser amount as shall represent all Eligible Accounts constituting open end credit card accounts then available to the Transferor under the Receivables Purchase Agreements) such that the average of the Transferor Amount as a percentage of the Average Principal Receivables for such 30-day period, computed by assuming that the amount of the Principal Receivables of such additional Accounts shall be deemed to be outstanding in the Trust Estate during each day of such 30-day period, is at least equal to the Required Transferor Amount, or (ii) on the last Business Day of any Monthly Period, the aggregate amount of Principal Receivables is less than the Required Minimum Principal Balance, the Transferor shall designate additional Eligible Accounts to be included as Accounts in a sufficient amount (or such lesser amount as shall represent all Eligible Accounts constituting open end credit card accounts then available to the Transferor under the Receivables Purchase Agreements) such that the aggregate amount of Principal Receivables will be equal to or greater than the Required Minimum Principal Balance. Receivables from such additional Eligible Accounts shall be transferred to the Issuer on or before the tenth
(10th) Business Day following such 30-day period or the last Business Day of such Monthly Period, as the case may be.

                  (f) PERMITTED SUPPLEMENTAL ADDITIONS. Each Transferor may from time to time, in its sole discretion, subject to the conditions specified in paragraph (g) below, voluntarily cause the designation of additional Eligible Accounts to be included as Accounts as of the applicable Addition Date.

                  (g) CONDITIONS TO ADDITION OF SUPPLEMENTAL ACCOUNTS. On the Addition Date with respect to any Supplemental Accounts, the Issuer shall purchase the Receivables in the designated Supplemental Accounts (and such Supplemental Accounts shall be deemed to be Accounts for purposes of this Agreement) as of the close of business on the applicable Addition Cut-Off Date, subject to any prohibitions or limitations specified in any Indenture Supplement and subject to the satisfaction of the following conditions:

                           (i) on or before the eighth Business Day immediately preceding the Addition Date, the applicable Transferor shall have given the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived) that the Supplemental Accounts will be included and specifying the applicable Addition Date and Addition Cut-Off Date;

                           (ii) all Supplemental Accounts shall be Eligible Accounts;

                           (iii) such Transferor shall have delivered to the Indenture Trustee copies of UCC-1 financing statements covering such Supplemental Accounts, if necessary to perfect the Issuer's interest in the Receivables arising therein;

                           (iv) to the extent required by SECTION 4.01, such Transferor shall have deposited in the Collection Account all Collections with respect to such Supplemental Accounts since the Addition Cut-Off Date;

                           (v) as of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to an Account Owner, a Seller or such Transferor shall have occurred nor shall the transfer to the Issuer of the Receivables arising in the Supplemental Accounts have been made in contemplation of the occurrence thereof;

                           (vi) the Rating Agency Condition shall have been satisfied;

                           (vii) such Transferor shall have delivered to the Issuer an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (ii) through
         (vi) above;

                           (viii) the transfer to the Issuer of the Receivables arising in the Supplemental Accounts will not result in an Adverse Effect and such Transferor shall have delivered to the Indenture Trustee an Officer's Certificate, dated the Addition Date, stating that such Transferor reasonably believes that the transfer to the Issuer of the Receivables arising in the Supplemental Accounts will not have an Adverse Effect; and

                           (ix) such Transferor shall have delivered to the Issuer, the Indenture Trustee and such Rating Agency an Opinion of Counsel, dated the Addition Date, in accordance with SECTION 10.02(d)(iii).

                  (h) DELIVERY OF DOCUMENTS. In the case of the designation of Additional Accounts, the Transferor designating such Accounts shall deliver to the Owner Trustee (i) the computer file or microfiche list required to be delivered pursuant to subsection 2.01(d) with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to
Section 2.01 (the "DOCUMENT DELIVERY DATE") and (ii) in the case of the designation of Supplemental Accounts, a duly executed, written Assignment, substantially in the form of EXHIBIT C (the "ASSIGNMENT"), on the Document Delivery Date.

                  Section 2.10. DEFAULTED RECEIVABLES. On the date when any Receivable in an Account becomes a Defaulted Receivable, the Issuer shall automatically and without further action or consideration be deemed to transfer, set over and otherwise convey to the Transferor with respect to such Account, without recourse, representation or warranty, all right, title and interest of the Issuer in and to the Defaulted Receivables (including any related Finance Charge Receivables) in such Account, all monies due or to become due with respect thereto, all proceeds thereof and any Insurance Proceeds relating thereto provided that Recoveries of such Account shall remain property of the Issuer and be applied as provided herein.

                  Section 2.11. ACCOUNT ALLOCATIONS. In the event that any Transferor is unable for any reason to transfer Receivables to the Issuer in accordance with the provisions of this Agreement, including by reason of the application of the provisions of SECTION 7.01 or any order of any Governmental Authority (a "TRANSFER RESTRICTION EVENT"), then, in any such event, (a) such Transferor and the Servicer agree (except as prohibited by any such order) to allocate and pay to the Issuer, after the date of such inability, all Collections, including Collections of Receivables transferred to the Issuer prior to the occurrence of such event, and all amounts which would have constituted Collections but for such Transferor's inability to transfer Receivables (up to an aggregate amount equal to the amount of Receivables transferred to the Issuer by such Transferor on such date), (b) such Transferor and the Servicer agree that such amounts will be applied as Collections in accordance with ARTICLE IV of this Agreement and the terms of each Indenture Supplement and (c) for so long as the allocation and application of all Collections and all amounts that would have constituted Collections are made in accordance with clauses (a) and (b) above, Principal Receivables and all amounts which would have constituted Principal Receivables but for such Transferor's inability to transfer Receivables to the Issuer which are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with ARTICLE IV of this Agreement and the terms of each Indenture Supplement. For the purpose of the immediately preceding sentence, such Transferor and the Servicer shall treat the first received Collections with respect to the Accounts as allocable to the Issuer until the Issuer shall have been allocated and paid Collections in an amount equal to the aggregate amount of Principal Receivables held by the Issuer as of the date of the occurrence of such event. If such Transferor and the Servicer are unable pursuant to any Requirements of Law to allocate Collections as described above, such Transferor and the Servicer agree that, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account and shall have such payments applied as Collections in accordance with ARTICLE IV of this Agreement and the terms of each Indenture Supplement. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Issuer shall continue to belong to the Issuer notwithstanding any cessation of the transfer of additional Principal Receivables to the Issuer and Collections with respect thereto shall continue to be allocated and paid in accordance with ARTICLE IV of this Agreement and the terms of each Indenture Supplement.

                  Section 2.12.     DISCOUNT OPTION.

                  (a) The Transferor shall have the option to designate at any time and from time to time a percentage or percentages, which may be a fixed percentage or a variable percentage based on a formula (the "DISCOUNT PERCENTAGE"), of all or any specified portion of Principal Receivables created after the Discount Option Date to be treated as Finance Charge Receivables ("DISCOUNT OPTION RECEIVABLES"). The Transferor shall also have the option of reducing or withdrawing the Discount Percentage, at any time and from time to time, on and after such Discount Option Date. The Transferor shall provide thirty (30) days prior written notice of any such change in the Discount Percentage and the related Discount Option Date to the Servicer, the Owner Trustee, the Indenture Trustee and any Rating Agency and such change in the Discount Percentage shall become effective on such Discount Option Date (i) unless such designation in the reasonable belief of the Transferor would cause an Early Redemption Event or

Reinvestment Event or Event of Default with respect to any Series to occur, or an event which, with notice or lapse of time or both, would constitute an Early Redemption Event or Reinvestment Event or Event of Default with respect to any Series and (ii) only if the Rating Agency Condition shall have been satisfied with respect to such designation.

                  (b) After the Discount Option Date, Discount Option Receivable Collections, if any, shall be treated as Collections of Finance Charge Receivables.

                              [END OF ARTICLE II]

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES


                  Section 3.01. ACCEPTANCE OF APPOINTMENT AND OTHER MATTERS RELATING TO THE SERVICER.

                  (a) CompuCredit agrees to act as the Servicer under this Agreement and the Noteholders by their acceptance of Notes consent to CompuCredit acting as Servicer.

                  (b) As Servicer, the Servicer shall service and administer the Receivables and any Participation Interests, shall collect and deposit into the Collection Account amounts received under the Receivables and any Participation Interests and shall charge-off as uncollectible Receivables, all in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Credit Card Guidelines. As Servicer, the Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable; PROVIDED, HOWEVER, that subject to the rights of the Owner Trustee, the Issuer and the Indenture Trustee hereunder, CFC shall have the absolute right to direct the Servicer with respect to any power conferred on the Servicer hereunder. Without limiting the generality of the foregoing and subject to SECTION 8.01, the Servicer or its designee is hereby authorized and empowered, unless such power is revoked by the Indenture Trustee on account of the occurrence of a Servicer Default pursuant to SECTION 8.01, (i) to instruct the Owner Trustee or the Indenture Trustee to make withdrawals and payments from the Collection Account, the Special Funding Account and any Series Account, as set forth in this Agreement, the Indenture or any Indenture Supplement, (ii) to take any action required or permitted under any Series Enhancement, as set forth in this Agreement, the Indenture or any Indenture Supplement, (iii) to execute and deliver, on behalf of the Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence collection proceedings with respect to such Receivable and (iv) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Issuer as may be necessary or advisable to comply with any federal or state securities or reporting requirements or other laws or regulations. The Owner Trustee and the Indenture Trustee upon reasonable request therefor shall furnish the Servicer with any documents in their possession necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  (c) The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other credit card receivables.

                  (d) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines and all applicable rules and regulations of VISA and MasterCard, except insofar as any failure to so comply or perform would not have an Adverse Effect.

                  (e) The Servicer shall pay out of its own funds, without reimbursement (except as provided in SECTION 3.02), all expenses incurred in connection with the servicing activities hereunder including expenses related to enforcement of the Receivables, fees and disbursements of the Owner Trustee (as such and in its individual capacity), the Administrator and the Indenture Trustee (including the reasonable fees and expenses of its outside counsel) and independent accountants and all other fees and expenses, including the costs of filing UCC continuation statements and the costs and expenses relating to obtaining and maintaining the listing of any Notes on any stock exchange.

                  (f) The Transferor shall pay out of its own funds, without reimbursement, the costs and expenses relating to any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Issuer or the Issuer's assets that are not expressly stated in this Agreement to be payable by the Issuer or the Transferor (other than federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, assessed on the Issuer).

                  Section 3.02. SERVICING COMPENSATION. As full compensation for its servicing activities hereunder and as reimbursement for any expense incurred by it in connection therewith, prior to the termination of the Issuer pursuant to Section 8.01 of the Trust Agreement, the Servicer shall be entitled to receive a servicing fee (the "SERVICING FEE") with respect to each Monthly Period, payable monthly on the related Distribution Date, in an amount equal to one-twelfth of the product of (a) the weighted average of the Servicing Fee Rates with respect to each outstanding Series (based upon the Servicing Fee Rate for each Series and the Allocation Amount (or such other amount as specified in the related Indenture Supplement) of such Series, in each case as of the last day of the prior Monthly Period) and (b) the amount of Principal Receivables on the last day of the prior Monthly Period. The share of the Servicing Fee allocable to the Noteholders of a particular Series with respect to any Monthly Period (the "MONTHLY SERVICING FEE") will be determined in accordance with the relevant Indenture Supplement. The portion of the Servicing Fee with respect to any Monthly Period not so allocated to the Noteholders of any particular Series shall be paid by the holders of the Transferor Certificates on the related Distribution Date and in no event shall the Issuer, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, the Noteholders of any Series or any Series Enhancer be liable for the share of the Servicing Fee with respect to any Monthly Period to be paid by the holders of the Transferor Certificates.

                  Section 3.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER. CompuCredit, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, with respect to itself, on each Closing Date (and on the date of any such appointment), the following representations, warranties and covenants on which the Issuer shall be deemed to rely in accepting its interest in the Receivables and the Indenture Trustee shall be deemed to have relied in accepting the pledge of the Receivables and in entering into the Indenture:

                  (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation validly existing and in good standing under the applicable law of the jurisdiction of its incorporation and has, in all material respects, full power and authority to own its properties and conduct its credit card servicing business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, the Indenture and each Indenture Supplement.

                  (b) DUE QUALIFICATION. The Servicer is duly qualified to do business and is in good standing as a foreign limited partnership or corporation or other foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables and any Participation Interests as required by this Agreement requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations as Servicer under this Agreement.

                  (c) DUE AUTHORIZATION. The execution, delivery, and performance of this Agreement and the other agreements and instruments executed or to be executed by the Servicer as contemplated hereby, have been duly authorized by the Servicer by all necessary action on the part of the Servicer.

                  (d) BINDING OBLIGATION. This Agreement, the Indenture and each Indenture Supplement each constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or by general principles of equity.

                  (e) NO CONFLICT. The execution and delivery of this Agreement, the Indenture and each Indenture Supplement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Servicer, will not conflict with, violate or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or its properties are bound.

                  (f) NO VIOLATION. The execution and delivery of this Agreement, the Indenture and each Indenture Supplement by the Servicer, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Servicer will not conflict with or violate any Requirements of Law applicable to the Servicer.

                  (g) NO PROCEEDINGS. There are no Proceedings or investigations pending or, to the best knowledge of the Servicer, threatened, against the Servicer before any Governmental

Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement, the Indenture and each Indenture Supplement.

                  (h) COMPLIANCE WITH REQUIREMENTS OF LAW. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, if any, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Account, if any, and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have an Adverse Effect.

                  (i) NO RESCISSION OR CANCELLATION. The Servicer shall not permit any rescission or cancellation of any Receivable except in accordance with the Credit Card Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (j) PROTECTION OF RIGHTS. The Servicer shall take no action in violation of this Agreement which, nor omit to take in violation of this Agreement any action the omission of which, would impair the rights of the Issuer or the Indenture Trustee in any Receivable or the related Account, if any, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Credit Card Guidelines.

                  (k) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES. Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced as a result of the Servicer's action it shall be reassigned or assigned to the Servicer as provided in this Section.

                  (l) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Agreement by the Servicer and the performance of the transactions contemplated by this Agreement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

                  In the event (x) any of the representations, warranties or covenants of the Servicer contained in paragraphs (h), (i) or (j) of this
SECTION 3.03 with respect to any Receivable or the related Account is breached, and such breach has a material adverse effect on the Issuer's interest in or the collectibility of such Receivable and is not cured within sixty (60) days (or such longer period, not in excess of one hundred twenty (120) days, as may be agreed to by the Indenture Trustee and the Transferor) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of notice of such event given by the Owner Trustee, the Indenture Trustee or the Transferor, or (y) as provided in SECTION 3.03(k) with respect to any Receivable, all Receivables in the Account or Accounts to which such event relates shall be assigned and transferred to the Servicer on the terms and conditions set forth below.

                  The Servicer shall effect such assignment by making a deposit into the Collection Account in immediately available funds not later than seven days after such assignment obligation arises in an amount equal to the amount of such Receivables.

                  Upon each such reassignment or assignment to the Servicer, the Issuer shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Issuer in and to such Receivables, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof. The Issuer shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Receivables pursuant to this SECTION 3.03 but only upon receipt of an Officer's Certificate of the Servicer that states that all conditions set forth in this Section have been satisfied. The obligation of the Servicer to accept reassignment or assignment of such Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Issuer, the Indenture Trustee or any Series Enhancer, except as provided in SECTION 6.04.

                  Section 3.04. REPORTS AND RECORDS FOR THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE.

                  (a) DAILY RECORDS. On each Business Day, the Servicer shall make or cause to be made available at the office of the Servicer for inspection by the Transferor, the Issuer, the Owner Trustee and the Indenture Trustee upon request a record setting forth (i) the Collections in respect of Principal Receivables and in respect of Finance Charge Receivables processed by the Servicer on the second (2nd) preceding Business Day in respect of each Account and (ii) the amount of Receivables as of the close of business on the second
(2nd) preceding Business Day in each Account. The Servicer shall, at all times, maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and shall make available to the Transferor, the Issuer, the Owner Trustee and the Indenture Trustee at the office of the Servicer on any Business Day any computer programs necessary to make such identification. The Owner Trustee and the Indenture Trustee shall enter into such reasonable confidentiality agreements as the Servicer shall deem necessary to protect its interests and as are reasonably acceptable in form and substance to the Owner Trustee and the Indenture Trustee.

                  (b) MONTHLY SERVICER'S CERTIFICATE. Not later than the second
(2nd) Business Day preceding each Distribution Date, the Servicer shall, with respect to each outstanding Series, deliver to the Transferor, the Issuer, the Owner Trustee, the Indenture Trustee and each Rating Agency a certificate of a Servicing Officer in substantially the form set forth in the related Indenture Supplement.
                  Section 3.05. ANNUAL CERTIFICATE OF SERVICER. The Servicer shall deliver to the Transferor, the Issuer, the Owner Trustee, the Indenture Trustee and each Rating Agency on or before June 30th of each calendar year, beginning with June 30, 2002, an Officer's Certificate substantially in the form of EXHIBIT A.

                  Section 3.06. ANNUAL SERVICING REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS; COPIES OF REPORTS AVAILABLE.

                  (a) On or before June 30th of each calendar year, beginning with June 30, 2002, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report (addressed to the Indenture Trustee) to the Issuer, the Transferor, the Indenture Trustee, the Owner Trustee, the Servicer and each Rating Agency to the effect that they have applied certain procedures that the accountants are reasonably able to review and perform under such accounting firm's policies and are agreed upon with the Servicer and examined certain documents and records relating to the servicing of Accounts under this Agreement, the Indenture and each Indenture Supplement and that, on the basis of such agreed-upon procedures, nothing has come to the attention of such accountants that caused them to believe that the servicing (including the allocation of Collections) has not been conducted in compliance with the terms and conditions as set forth in this ARTICLE III and SECTION 6.08 and the applicable provisions of the Indenture and each Indenture Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. Such report shall set forth the agreed-upon procedures performed. In the event such firm requires the Indenture Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                  (b) On or before June 30th of each calendar year, beginning with June 30, 2002 the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or Transferor) to furnish a report to the Issuer, the Transferor, the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency to the effect that they have applied certain procedures that the accountants are reasonably able to review and perform under such accounting firm's policies and are agreed upon with the Servicer to compare the mathematical calculations of certain amounts set forth in the Servicer's certificates delivered pursuant to
SECTION 3.04(b) during the period covered by such report with the Servicer's and Columbus Bank's computer reports that were the source of such amounts and that on the basis of such agreed-upon procedures and comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. Such report shall set forth the agreed-upon procedures performed.

                  (c) A copy of each certificate and report provided pursuant to SECTIONS 3.04(b), 3.05 or 3.06 may be obtained by any Noteholder or beneficial owner of a Note by a request in writing to the Owner Trustee addressed to the Corporate Trust Office.

                  Section 3.07. NOTICES TO COMPUCREDIT. In the event that CompuCredit is no longer acting as Servicer, any Successor Servicer shall deliver or make available to CompuCredit each certificate and report required to be provided thereafter pursuant to SECTIONS 3.04(b), 3.05 and 3.06.

                  Section 3.08. ADJUSTMENTS.

                  (a) If the Servicer adjusts downward the amount of any Receivable because of a rebate, refund, unauthorized charge or billing error to a cardholder, or because such Receivable was created in respect of merchandise which was refused or returned by a cardholder, or if the Servicer otherwise adjusts downward the amount of any Receivable without receiving Collections therefor or charging off such amount as uncollectible, then, in any such case, the amount of Principal Receivables used to calculate the Transferor Amount, and (unless otherwise specified) any other amount required herein or in the Indenture or any Indenture Supplement to be calculated by reference to the amount of Principal Receivables, will be reduced by the amount of the adjustment. Similarly, the amount of Principal Receivables used to calculate the Transferor Amount and (unless otherwise specified) any other amount required herein or in the Indenture or any Indenture Supplement to be calculated by reference to the amount of Principal Receivables will be reduced by the principal amount of any Receivable which was discovered as having been created through a fraudulent or counterfeit charge or with respect to which the covenant contained in SECTION 2.07(b) was breached. Any adjustment required pursuant to either of the two preceding sentences shall be made on or prior to the end of the Monthly Period in which such adjustment obligation arises. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Required Transferor Amount, not later than the close of business on the date of such adjustment, the Transferor shall make a payment to the Issuer for deposit into the Special Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Amount would be less than the Required Transferor Amount, due to adjustments with respect to Receivables conveyed by such Transferor (up to the amount of such Principal Receivables); PROVIDED, HOWEVER, that if the Transferor Amount equals or exceeds the Required Transferor Amount before such payment is made, the Transferor will not be required to make such payment.

                  (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this paragraph, adjustments made pursuant to this SECTION 3.08 shall not require any change in any report previously delivered pursuant to
SECTION 3.04(a).

                  Section 3.09. REPORTS TO THE COMMISSION. The Servicer shall, on behalf of the Issuer cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act and the rules and regulations of the Commission thereunder. The Issuer and the Transferor shall, at the expense of the Transferor, cooperate in any reasonable request of the Servicer in connection with such filings.

                             [END OF ARTICLE III]

                                   ARTICLE IV

                           COLLECTIONS AND ALLOCATIONS

                  Section 4.01. COLLECTIONS AND ALLOCATIONS.

                  (a) The Servicer will apply or will instruct the Indenture Trustee in writing to apply all funds on deposit in the Collection Account as described in this ARTICLE IV and in each Indenture Supplement. Except as otherwise provided below, the Servicer shall deposit Collections into the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second (2nd) Business Day following the Date of Processing. Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Agreement to the contrary, for so long as the following conditions are satisfied: (A) (i) CompuCredit remains the Servicer and maintains a short-term debt rating of not less than A-1 by Standard & Poor's, P-1 by Moody's and F1+ by Fitch (if rated by Fitch), and
(ii) no Early Redemption Event, Reinvestment Event or Event of Default shall have occurred or (B) other arrangements are made such that the Rating Agency Condition is satisfied with respect thereto, the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding sentence, but may make a single deposit in the Collection Account in immediately available funds not later than 4:00 p.m., New York City time, on the Transfer Date following the Monthly Period for which such Collections were processed. Subject to the proviso in SECTION 4.02 and the express terms of any Indenture Supplement, but notwithstanding anything else in this Agreement to the contrary, with respect to any Monthly Period, whether the Servicer is required to make deposits of Collections pursuant to the first or the second preceding sentence, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Distribution Date to or for the benefit of Noteholders or to any Series Enhancer pursuant to the terms of any Indenture Supplement or Series Enhancement and any excess shall be paid to the Issuer for application in accordance with the Trust Agreement, and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account and pay it to the Issuer for application in accordance with the Trust Agreement. The Servicer hereby acknowledges that any payments referenced in the immediately preceding sentence shall be paid directly to the Transferor pursuant to subsection 3.04(a) of the Trust Agreement. Subject to the second preceding sentence, the Servicer may retain its Servicing Fee with respect to a Series and shall not be required to deposit it in the Collection Account.

                  (b) Collections of Finance Charge Receivables and Principal Receivables and Defaulted Receivables will be allocated to each Series on the basis of the Series Allocable Finance Charge Collections of such Series, Series Allocable Principal Collections of such Series and Series Allocable Defaulted Amount of such Series and amounts so allocated to any Series will not, except as specified in the related Indenture Supplement, be available to the Noteholders of any other Series. Allocations of the foregoing amounts between the Noteholders and the Series Enhancers and the Transferor Amount, among the Series and among the Classes in any Series, shall be set forth in the related Indenture Supplement or Indenture Supplements.

                  Section 4.02. SHARED PRINCIPAL COLLECTIONS.

                  On each Distribution Date, (a) the Servicer shall allocate Shared Principal Collections (as defined below) to each Principal Sharing Series, pro rata, in proportion to the Principal Shortfalls (as defined below), if any, with respect to each such Series and (b) the Servicer shall withdraw from the Collection Account and pay to the Issuer for application in accordance with the Trust Agreement an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Collections of Principal Receivables which the related Indenture Supplements specify are to be treated as "SHARED PRINCIPAL COLLECTIONS" for such Distribution Date over (y) the aggregate amount for all outstanding Series which the related Indenture Supplements specify are "PRINCIPAL SHORTFALLS" for such Series for such Distribution Date; PROVIDED, HOWEVER, that if the Transferor Amount as of such Distribution Date (determined after giving effect to the Principal Receivables or Participation Interests transferred to the Issuer on such date) is less than the Required Transferor Amount, the Servicer will not distribute to the Issuer any such amounts that otherwise would be distributed to the Issuer, but shall deposit such funds in the Special Funding Account. The Issuer may, at its option, instruct the Indenture Trustee in writing to deposit Shared Principal Collections which are otherwise payable to the Issuer pursuant to the provisions set forth above into the Special Funding Account.

                  Section 4.03. ADDITIONAL WITHDRAWALS FROM THE COLLECTION ACCOUNT.

                  On or before the Determination Date with respect to any Monthly Period, the Servicer shall determine the amounts payable to CompuCredit, Columbus Bank or any other Account Owner with respect to such Monthly Period under the applicable Receivables Purchase Agreement in respect of amounts on deposit in the Collection Account that were not transferred to the Issuer hereunder, and the Servicer shall withdraw such amounts from the Collection Account and pay such amount to CompuCredit for distribution to CompuCredit, Columbus Bank or any other Account Owner, as applicable.

                  Section 4.04. ALLOCATION OF TRANSFERRED ASSETS TO SERIES OR GROUPS.

                  To the extent so provided in the Indenture Supplement for any Series or in an amendment to this Agreement executed pursuant to SECTION 10.01, and, if necessary, an amendment to the Indenture, Receivables conveyed to the Issuer pursuant to SECTION 2.01 and Receivables or Participation Interests conveyed to the Issuer pursuant to SECTION 2.09 or any Participation Interest Supplement, and all Collections received with respect thereto may be allocated or applied in whole or in part to one or more Series or Groups as may be provided in any such Indenture Supplement or amendment; PROVIDED, HOWEVER, that any such allocation or application shall be effective only upon satisfaction of the following conditions:

                  (a) on or before the fifth (5th) Business Day immediately preceding such allocation, the Servicer shall have given the Indenture Trustee and each Rating Agency that has rated any Series or Class of Notes within the applicable Group written notice of such allocation;

                  (b) for any Series or Class of Notes within the applicable Group, the Rating Agency Condition shall have been satisfied with respect to such allocation; and

                  (c) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of such allocation, to the effect that the Issuer reasonably believes that such allocation will not have an Adverse Effect.

                  Any such Indenture Supplement or amendment may provide that
(i) such allocation to one or more particular Series or Groups may terminate upon the occurrence of certain events specified therein and (ii) that upon the occurrence of any such event, such assets and any Collections with respect thereto, shall be reallocated to other Series or Groups or to all Series, all as shall be provided in such Indenture Supplement or amendment.

                  Section 4.05. EXCESS FINANCE CHARGE COLLECTIONS. On each Distribution Date, (a) the Servicer shall allocate Excess Finance Charge Collections (as defined below) to each Excess Allocation Series PRO RATA, in proportion to the Finance Charge Shortfalls (as defined below), if any, with respect to each such Series, and (b) the Servicer shall withdraw from the Collection Account and pay to the Issuer for application in accordance with the Trust Agreement an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Collections of Finance Charge Receivables which the related Indenture Supplements specify are to be treated as "EXCESS FINANCE CHARGE COLLECTIONS" for such Distribution Date over (y) the aggregate amount for all outstanding Series which the related Indenture Supplements specify are "FINANCE CHARGE SHORTFALLS" for such Series and such Distribution Date.

                  Section 4.06. SPECIAL RESERVE AMOUNTS. The Servicer shall establish and maintain an Eligible Deposit Account at The Bank of New York (the "SPECIAL RESERVE ACCOUNT") bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Issuer. Except as may expressly be provided in the Indenture and this Transfer and Servicing Agreement, the Servicer shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Special Reserve Account for any amount owed to it by the Indenture Trustee, the Issuer, any Noteholder or any Series Enhancer. If, at any time, the Special Reserve Account ceases to be an Eligible Deposit Account, the Servicer shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Special Reserve Account meeting the conditions specified above, transfer any monies, instruments, investment property and other property to such new Special Reserve Account and from the date such new Special Reserve Account is established, it shall be the "Special Reserve Account."

         Funds on deposit in the Special Reserve Account shall be invested by the Servicer or, at the written direction of the Servicer, the Indenture Trustee, in Eligible Investments selected by the Servicer. In the absence of written directions from the Servicer, all funds shall remain uninvested. Upon execution of the Indenture, the Special Reserve Account and all such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders pursuant to the terms of SECTION 6.15 of the Indenture. Upon written direction of the Servicer, funds and other property credited to the Special Reserve Account on any date will be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on the Transfer Date following such date. No such Eligible Investment shall be disposed of prior to its maturity; PROVIDED, HOWEVER, that the Servicer, or the Indenture Trustee at the written direction of the Servicer, may sell, liquidate or dispose of an Eligible Investment before its maturity if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer, funds and other property credited to the Special Reserve Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight. On each Distribution Date, the Servicer shall calculate, and withdraw or direct the Trustee to withdraw, amounts to be withdrawn from the Special Reserve Account in accordance with Schedule X attached hereto as it may be amended from time to time (the "Special Withdrawal"). The Special Withdrawal shall be treated as Recoveries with respect to the related Monthly Period.


                             [END OF ARTICLE IV]

                                    ARTICLE V

                    OTHER MATTERS RELATING TO EACH TRANSFEROR

                  Section 5.01. LIABILITY OF EACH TRANSFEROR. Each Transferor shall be severally, and not jointly, liable for all obligations, covenants, representations and warranties of such Transferor arising under or related to this Agreement. Except as provided in the preceding sentence, each Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Transferor.

                  Section 5.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, A TRANSFEROR.

                  (a) No Transferor shall dissolve, liquidate, consolidate with or merge into any other corporation, limited liability company or other entity or convey, transfer or sell its properties and assets substantially as an entirety to any Person unless:

                           (i) the entity formed by such consolidation or into which such Transferor is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Transferor substantially as an entirety shall be, if such Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall be a savings association, a national banking association, a bank or other entity which is not eligible to be a debtor in a case under Title 11 of the United States Code or is a special purpose corporation or other special purpose entity whose powers and activities are limited to substantially the same degree as provided in the certificate of formation or incorporation of CFC and, if such Transferor is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Owner Trustee and the Indenture Trustee, in form reasonably satisfactory to the Owner Trustee and the Indenture Trustee, the performance of every covenant and obligation of such Transferor hereunder; and

                           (ii) such Transferor or the surviving entity, as the case may be, has delivered to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency) an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity, and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                           (iii) the Rating Agency Condition shall have been satisfied with respect to such consolidation, merger, conveyance or transfer.

                  (b) Except as permitted by SECTION 2.07(c), the obligations, rights or any part thereof of each Transferor hereunder shall not be assignable nor shall any Person succeed to such obligations or rights of any Transferor hereunder except (i) for conveyances, mergers, consolidations, assumptions, sales or transfers in accordance with the provisions of the foregoing paragraph and (ii) for conveyances, mergers, consolidations, assumptions, sales or transfers to other entities (1) which such Transferor and the Servicer determine will not result in an Adverse Effect, (2) which meet the requirements of clause
(iii) of the preceding paragraph and (3) for which such purchaser, transferee, pledgee or entity shall expressly assume, in an agreement supplemental hereto, executed and delivered to the Owner Trustee and the Indenture Trustee in writing in form satisfactory to the Owner Trustee and the Indenture Trustee, the performance of every covenant and obligation of such Transferor thereby conveyed.

                  Section 5.03. LIMITATIONS ON LIABILITY OF EACH TRANSFEROR. Subject to SECTION 5.01, no Transferor nor any of the directors, officers, employees, incorporators, agents, partners, members or managers of any Transferor acting in such capacities shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, any Series Enhancer or any other Person for any action taken or for refraining from the taking of any action in good faith in such capacities pursuant to this Agreement, it being expressly understood that such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement; PROVIDED, HOWEVER, that this provision shall not protect any Transferor or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of obligations and its duties hereunder. Each Transferor and any director, officer, employee, partner, member or manager or agent of such Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Transferor) respecting any matters arising hereunder.


                              [END OF ARTICLE V]

                                   ARTICLE VI

                     OTHER MATTERS RELATING TO THE SERVICER

                  Section 6.01. LIABILITY OF THE SERVICER. The Servicer shall be liable under this ARTICLE VI only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

                  Section 6.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER. The Servicer shall not consolidate with or merge into any other corporation, limited partnership, limited liability company or other entity or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:

                  (a) (i) the entity formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation or other entity organized and existing under the laws of the United States of America or any state or the District of Columbia, and, if the Servicer is not the surviving entity, such corporation or other entity shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Owner Trustee, the Indenture Trustee and the Transferor, in form satisfactory to the Owner Trustee, the Indenture Trustee and the Transferor, the performance of every covenant and obligation of the Servicer hereunder;

                      (ii) the Servicer or the surviving entity, as the case may be, has delivered to the Owner Trustee, the Indenture Trustee and the Transferor an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale comply with this SECTION 6.02, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity, and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                      (iii) the Servicer shall have given the Rating Agencies notice of such consolidation, merger or transfer or assets; and

                  (b) the corporation or other entity formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be an Eligible Servicer.

                  Section 6.03. LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS. Except as provided in SECTION 6.04, neither the Servicer nor any of the directors, officers, partners, members, managers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, any Series Enhancer or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer pursuant to this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and its duties hereunder. The Servicer and any director, officer, employee, partner, member or manager or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Issuer and the Noteholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Issuer and the Noteholders hereunder.

                  Section 6.04. SERVICER INDEMNIFICATION OF THE ISSUER, THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE. Subject to SECTION 6.03, the Servicer shall indemnify and hold harmless each of the Issuer, the Owner Trustee (as such and in its individual capacity), the Indenture Trustee and any trustees predecessor thereto (including the Indenture Trustee in its capacity as Note Registrar or as Paying Agent) and their respective directors, officers, employees, partners, members or managers and agents from and against any and all loss, liability, claim, expense, damage or injury suffered or sustained by reason of (a) any acts or omissions of the Servicer with respect to the Issuer in breach of this Agreement or (b) the administration by the Owner Trustee of the Issuer (in the case of clause (a) or (b), other than such as may arise from the negligence or willful misconduct of the Owner Trustee or the Indenture Trustee, as applicable), including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any action, Proceeding or claim. Indemnification pursuant to this
SECTION 6.04 shall not be payable from the Transferred Assets. The Servicer's obligations under this SECTION 6.04 shall survive the termination of this Agreement or the Issuer or the earlier removal or resignation of the Owner Trustee or the Indenture Trustee, as applicable.

                  Section 6.05. RESIGNATION OF THE SERVICER. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon a determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Transferor, the Issuer and the Indenture Trustee, in form satisfactory to the Transferor, the Issuer and the Indenture Trustee, of the obligations and duties of the Servicer hereunder by any of its Affiliates or by any other entity the appointment of which shall have satisfied the Rating Agency Condition and, in either case, qualifies as an Eligible Servicer. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee. No resignation shall become effective until the

Indenture Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with SECTION 8.02 hereof. If within one hundred twenty (120) days of the date of the determination that the Servicer may no longer act as Servicer under clause (a) above the Indenture Trustee is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Issuer shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Notwithstanding anything in this Agreement to the contrary, CompuCredit may assign part or all of its obligations and duties as Servicer under this Agreement to an Affiliate of CompuCredit so long as CompuCredit shall have fully guaranteed the performance of such obligations and duties under this Agreement.

                  Section 6.06. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE RECEIVABLES. The Servicer shall provide to the Owner Trustee or the Indenture Trustee, as applicable, access to the documentation regarding the Accounts and the Receivables in such cases where the Owner Trustee or the Indenture Trustee, as applicable, is required in connection with the enforcement of the rights of the Issuer or the Noteholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours,
(c) subject to the Servicer's normal security and confidentiality procedures and
(d) at reasonably accessible offices in the continental United States designated by the Servicer. Nothing in this Section shall derogate from the obligation of the Transferor, the Owner Trustee, the Issuer, the Indenture Trustee and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

                  Section 6.07. DELEGATION OF DUTIES. In the ordinary course of business, the Servicer may at any time delegate its duties hereunder with respect to the Accounts and the Receivables to any Person that agrees to conduct such duties in accordance with the Credit Card Guidelines and this Agreement. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of SECTION 6.05.

                  Section 6.08. EXAMINATION OF RECORDS. Each Transferor and the Servicer shall indicate generally in their computer files or other records that the Receivables arising in the Accounts have been conveyed to the Issuer pursuant to this Agreement. Each Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer records and other records to determine that such receivable is not, and does not include, a Receivable.


                              [END OF ARTICLE VI]

                                   ARTICLE VII

                                INSOLVENCY EVENTS

                  Section 7.01. RIGHTS UPON THE OCCURRENCE OF AN INSOLVENCY EVENT. If any Transferor shall consent or fail to object to the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar Proceedings of or relating to such Transferor or relating to all or substantially all of such Transferor's property, or the commencement of an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar Proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of such entity's affairs, or notwithstanding an objection by such Transferor any such action shall have remained undischarged or unstayed for a period of sixty (60) days or upon entry of any order or decree providing for such relief; or such Transferor shall admit in writing its inability to pay its debts generally as they become due, file, or consent or fail to object (or object without dismissal of any such filing within sixty (60) days of such filing or the earlier entry of any order providing for such relief) to the filing of, a petition to take advantage of any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (any such act or occurrence with respect to any Person being an "INSOLVENCY EVENT"), such Transferor shall on the day any such Insolvency Event occurs (the "APPOINTMENT DATE"), immediately cease to transfer Principal Receivables to the Issuer and shall promptly give notice to the Indenture Trustee and the Issuer thereof. Notwithstanding any cessation of the transfer to the Issuer of additional Principal Receivables, Principal Receivables transferred to the Issuer prior to the occurrence of such Insolvency Event, Collections in respect of such Principal Receivables and Finance Charge Receivables (whenever created) accrued in respect of such Principal Receivables shall continue to be a part of the Transferred Assets and shall be allocated and distributed to Noteholders in accordance with the terms of this Agreement, the Indenture and each Indenture Supplement.


                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                                SERVICER DEFAULTS

                  Section 8.01. SERVICER DEFAULTS. If any one of the following events (a "SERVICER DEFAULT") shall occur and be continuing:

                  (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Indenture Trustee to make such payment, transfer or deposit on or before the date occurring five (5) Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement, the Indenture or any Indenture Supplement;

                  (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, the Indenture, any Indenture Supplement, the Affinity Card Agreement or the Facilities Management Agreement and which continues unremedied for a period of sixty (60) days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Holders of Notes evidencing not less than 10% of the aggregate unpaid principal amount of all Notes Outstanding (or, with respect to any such failure that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Notes Outstanding of all Series to which such failure relates); or the Servicer shall assign or delegate its duties under this Agreement, except as permitted by SECTIONS 6.02 and 6.07;

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has an Adverse Effect and which Adverse Effect continues for a period of sixty (60) days after the date on which notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 10% of the aggregate unpaid principal amount of all Notes Outstanding (or, with respect to any such representation, warranty or certification that does not relate to all Series, 10% of the aggregate unpaid principal amount of all Notes Outstanding of all Series to which such representation, warranty or certification relates); or

                  (d) the Servicer shall consent to the appointment of a bankruptcy trustee or conservator or receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar Proceedings of or relating to the Servicer or of or relating to all or substantially all its property, or an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or a conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar Proceedings, or the winding-up or liquidation of its affairs, shall have been commenced against the Servicer and such action shall have remained undischarged or unstayed for a period of sixty
(60) days or an order or decree providing for such relief shall have been entered; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing a majority of the aggregate unpaid principal amount of all Notes Outstanding, by notice then given to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders) (a "TERMINATION NOTICE"), may terminate all but not less than all of the rights and obligations of the Servicer as Servicer under this Agreement, the Indenture and each Indenture Supplement; PROVIDED, HOWEVER, if within sixty (60) days of receipt of a Termination Notice the Indenture Trustee does not receive any bids from Eligible Servicers in accordance with SECTION 8.02(c) to act as a Successor Servicer and receives an Officer's Certificate of the Servicer to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, the Indenture Trustee shall grant a right of first refusal to the Transferor which would permit the Transferor at its option to purchase the Notes on the Distribution Date in the next calendar month. The Indenture Trustee shall notify each Rating Agency of any Servicer Default of which a Responsible Officer has actual knowledge and shall provide each Rating Agency with a copy of any Termination Notice given to the Servicer and the Owner Trustee pursuant to this SECTION 8.01.

                  The purchase price for the Notes purchased pursuant to the preceding paragraph shall be equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Indenture Supplement. The Transferor shall notify the Indenture Trustee prior to the Record Date for the Distribution Date of the purchase if it is exercising such right of first refusal. If the Transferor exercises such right of first refusal, the Transferor shall deposit the purchase price into the Collection Account not later than 11:00 a.m., New York City time, on the Transfer Date preceding such Distribution Date in immediately available funds. The purchase price shall be allocated and distributed to Noteholders in accordance with the terms of the Indenture and each Indenture Supplement.

                  After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Indenture Trustee pursuant to SECTION 8.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a "SERVICE TRANSFER"); and, without limitation, the Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Indenture Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall within twenty (20) Business Days transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. The predecessor Servicer shall be responsible for all expenses incurred in transferring the servicing duties to the Successor Servicer. To the extent that compliance with this Section shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interests.

                  Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of ten (10) Business Days after the applicable grace period or under paragraph (b) or (c) above for a period of sixty (60) Business Days after the applicable grace period, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Issuer, each Transferor and any Series Enhancer with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

                  Section 8.02. INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

                  (a) On and after the receipt by the Servicer of a Termination Notice pursuant to SECTION 8.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "SUCCESSOR SERVICER"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with SECTION 3.01(b) and
SECTION 6.07. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable or unwilling so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer.

                  (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

                  (c) In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the aggregate Servicing Fees for all Series PLUS the sum of the amounts with respect to each Series and with respect to each Distribution Date equal to any Collections of Finance Charge Receivables allocable to Noteholders of such Series which are payable to the Issuer for payment to the holders of the Transferor Certificates under the Trust Agreement after payment of all amounts owing to the Noteholders of such Series with respect to such Distribution Date or required to be deposited in the applicable Series Accounts with respect to such Distribution Date and any amounts required to be paid to any Series Enhancer for such Series with respect to such Distribution Date pursuant to the terms of any Series Enhancement; PROVIDED, HOWEVER, that the holders of the Transferor Certificates shall be responsible for payment of their portion of such aggregate Servicing Fees and all other such amounts in excess of such aggregate Servicing Fees, and the Indenture Trustee shall have no liability in the event the holders of the Transferor Certificates fail to pay their portion of such aggregate Servicing Fees. Each holder of any of the Transferor Certificates agrees that, if CompuCredit (or any Successor Servicer) is terminated as Servicer hereunder, the portion of the Collections in respect of Finance Charge Receivables that the Issuer is entitled to receive pursuant to this Agreement, the Indenture or any Indenture Supplement shall be reduced by an amount sufficient to pay such holders' share of the compensation of the Successor Servicer.

                  (d) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Issuer pursuant to Section 8.01 of the Trust Agreement, and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Receivables. The Servicer shall transfer its electronic records relating to the Receivables to the applicable Transferor or its designee in such electronic form as it may reasonably request and shall transfer all other records, correspondence and documents to it in the manner and at such times as it shall reasonably request. To the extent that compliance with this SECTION 8.02 shall require the Servicer to disclose to the Transferor information of any kind which the Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

                  Section 8.03. NOTIFICATION TO NOTEHOLDERS. Within five (5) Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Issuer, the Indenture Trustee, each Rating Agency and each Series Enhancer and the Indenture

Trustee shall give notice to the Noteholders. Upon any termination or appointment of a Successor Servicer pursuant to this ARTICLE VIII, the Indenture Trustee shall give prompt notice thereof to the Noteholders and each Series Enhancer.


                             [END OF ARTICLE VIII]

                                   ARTICLE IX

                                   TERMINATION

                  Section 9.01. TERMINATION OF AGREEMENT. This Agreement and the respective obligations and responsibilities of the Issuer, the Transferor and the Servicer under this Agreement shall terminate, except with respect to the obligations described in SECTION 6.04 and SECTION 10.07, on the date of the termination of the Issuer.

                              [END OF ARTICLE IX]

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

                  Section 10.01. AMENDMENT; WAIVER OF PAST DEFAULTS.

                  (a) This Agreement may be amended from time to time by the Servicer, the Transferor, the Issuer and the Indenture Trustee, by a written instrument signed by each of them, without consent of any of the Noteholders or the Series Enhancers, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not adversely affect in any material respect the interest of any of the Noteholders or any Series Enhancer. The Transferor shall provide notice of any such amendment to each Rating Agency. Additionally, this Agreement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate, the conveyance of a Participation Interest, the allocation of assets pursuant to
SECTION 4.04, the designation of an Additional Transferor, or to change the definition of Monthly Period, Determination Date or Distribution Date) by the Servicer, the Transferor, the Issuer and the Indenture Trustee, by a written instrument signed by each of them, without the consent of any of the Series Enhancers or any of the Noteholders, PROVIDED that (i) the Transferor shall have delivered to the Indenture Trustee and the Owner Trustee an Officer's Certificate, dated the date of any such amendment, stating that the Transferor reasonably believes that such amendment will not have an Adverse Effect and (ii) the Rating Agency Condition shall have been satisfied with respect to any such amendment. Notwithstanding anything else to the contrary herein, this agreement may be amended by the Servicer, the Transferor, the Issuer and the Indenture Trustee, by a written instrument signed by each of them without the consent of the Noteholders or the Series Enhancers, upon satisfaction of the Rating Agency Condition with respect to such amendment (without anything further) as may be necessary or advisable in order (a) to enable all or a portion of the Issuer to qualify as, and to permit an election to be made to cause the Issuer to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code (and, in connection with any such election, to modify or eliminate existing provisions relating to the intended Federal income tax treatment of the Notes) or (b) to avoid the imposition of state or local income or franchise taxes imposed on the Issuer's property or its income; PROVIDED, HOWEVER, the amendments which the Transferor, the Servicer, the Issuer and the Indenture Trustee may make without the consent of any of the Noteholders or Series Enhancers pursuant to this sentence may include, without limitation, the addition of provisions to permit a sale of Receivables in connection with clauses (a) and (b) above.

                  (b) This Agreement may also be amended from time to time by the Servicer, the Transferor, the Issuer and the Indenture Trustee, with the consent of the Holders of Notes evidencing not less than 66 2/3% of the aggregate unpaid principal amount of the Notes Outstanding of all affected Series for which the Transferor has not delivered an Officer's Certificate stating that there is no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions (changes in Early Redemption Events or Reinvestment Events that decrease the likelihood of the occurrence thereof shall not be considered delays in the timing of distributions for purposes of this clause) to be made to Noteholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Noteholder, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Noteholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Noteholder or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of each Noteholder of such Series or Class.

                  (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Issuer shall furnish notification of the substance of such amendment to the Indenture Trustee and each Noteholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency and each Series Enhancer.

                  (d) It shall not be necessary for the consent of Noteholders under this SECTION 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

                  (e) Notwithstanding anything in this SECTION 10.01 to the contrary, no amendment may be made to this Agreement or any Participation Interest Supplement which would adversely affect in any material respect the interests of any Series Enhancer without the consent of such Series Enhancer.

                  (f) The Holders of Notes evidencing more than 66 2/3% of the aggregate unpaid principal amount of the Notes Outstanding of each Series or, with respect to any Series with two (2) or more Classes, of each Class (or, with respect to any default that does not relate to all Series, 66 2/3% of the aggregate unpaid principal amount of the Notes Outstanding of each Series to which such default relates or, with respect to any such Series with two or more Classes, of each Class) may, on behalf of all Noteholders, waive any default by the Transferor or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions required to be made to Noteholders or any Series Enhancer or to make any required deposits of any amounts to be so distributed. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  (g) The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Indenture

Trustee's rights, duties, benefits, protections, privileges or immunities under this Agreement or otherwise. In connection with the execution of any amendment hereunder, each of the Owner Trustee and the Indenture Trustee shall be entitled to receive the Opinion of Counsel described in SECTION 10.02(d)(i).

                  Section 10.02. PROTECTION OF RIGHT, TITLE AND INTEREST OF ISSUER.

                  (a) The Transferor shall cause this Agreement, all amendments and supplements hereto and all financing statements and continuation statements and any other necessary documents covering the Issuer's right, title and interest to the Transferred Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Issuer hereunder to all property comprising the Transferred Assets. The Transferor shall deliver to the Issuer and Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

                  (b) Within thirty (30) days after any Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph
(a) seriously misleading within the meaning of Section 9-402(7) (or any comparable provision) of the UCC, such Transferor shall give the Issuer and the Indenture Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Issuer's security interest or ownership interest in the Receivables and the other Transferred Assets.

                  (c) Each Transferor shall give the Issuer and the Indenture Trustee prompt notice of any relocation of its chief executive office or any change in the jurisdiction under whose laws it is organized and whether, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Issuer's security interest in the Receivables and the other Transferred Assets. Each Transferor shall at all times maintain its chief executive office within the United States and shall at all times be organized under the laws of a jurisdiction located within the United States.

                  (d) The Transferor shall deliver to the Issuer and the Indenture Trustee (i) upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in EXHIBIT B-1; (ii) semiannually, with respect to Automatic Additional Accounts included as Accounts, an Opinion of Counsel substantially in the form of EXHIBIT B-2; (iii) on each Addition Date on which any Supplemental Accounts or Participation Interests are to be transferred to the Issuer pursuant to SECTION 2.09, an Opinion of Counsel covering the same substantive legal issues addressed by EXHIBIT B-2 but conformed to the extent appropriate to relate to Supplemental Accounts or Participation Interests; and (iv) on or before

January 31 of each year, beginning with January 31, 2002 an Opinion of Counsel substantially in the form of EXHIBIT B-3.

                  Section 10.03. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

                  Section 10.04. NOTICES; PAYMENTS.

                  All demands, notices, instructions, directions and communications (collectively, "NOTICES") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by certified mail, return receipt requested, or sent by facsimile transmission.

                  (a) in the case of the Transferor, to:

                           CompuCredit Funding Corp. II
                           101 Convention Center Drive
                           Suite 850-14C
                           Las Vegas, Nevada  89101
                           Attention:  Treasurer
                           (facsimile no. (702) 598-3651)

                  (b) in the case of the Servicer, to:

                           CompuCredit Corporation
                           One Ravinia Drive, Suite 500
                           Atlanta, Georgia  30346
                           Attention:  General Counsel
                           (facsimile no. (770) 206-6187)

                  (c) in the case of the Issuer, to:

                           CompuCredit Card Master Note Business Trust II c/o Wilmington Trust FSB
                           3773 Howard Hughes Parkway
                           Suite 300 North
                           Las Vegas, Nevada  89109
                           Attention:  Corporate Trust Administration
                           (facsimile no. (702) 866-2244)

                  (d) in the case of the Owner Trustee, to:

                           Wilmington Trust FSB
                           3773 Howard Hughes Parkway
                           Suite 300 North
                           Las Vegas, Nevada  89109

                           Attention:  Corporate Trust Administration
                           (facsimile no. (702) 866-2244)

                  (e) in the case of the Rating Agency for a particular Series, to the address, if any, specified in the Indenture or any Indenture Supplement relating to such Series, and

                  (f) to any other Person as specified in the Indenture or any
                      Indenture Supplement; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

                  Section 10.05. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions.

                  Section 10.06. FURTHER ASSURANCES. The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee and the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

                  Section 10.07.    NONPETITION COVENANT.

                  (a) Notwithstanding any prior termination of this Agreement, the Servicer, the Indenture Trustee, the Owner Trustee and the Transferor shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer.

                  (b) Notwithstanding any prior termination of this Agreement, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Transferor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Transferor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Transferor.

                  Section 10.08. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Issuer, the Transferor, the Servicer, the Owner Trustee, the Noteholders or the Indenture Trustee, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 10.09. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 10.10. THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, any holder of a Transferor Certificate, any Series Enhancer, and the Owner Trustee but only with respect to Sections 3.01(e) and 6.04, and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

                  Section 10.11. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  Section 10.12. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 10.13. LIMITATION OF LIABILITY OF OWNER TRUSTEE.

                  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust FSB, not individually or personally but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust FSB but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Transaction Documents to which the Issuer is a party.

                              [END OF ARTICLE X]

                  IN WITNESS WHEREOF, the Transferor, the Servicer, the Issuer and the Indenture Trustee have caused this Transfer and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      COMPUCREDIT FUNDING CORP. II,
                                      as Transferor,

                                      By:
                                          -------------------------------------
                                            Name:     Joshua Miller
                                            Title:    Assistant Secretary



                                      COMPUCREDIT CORPORATION,
                                      as Servicer,



                                      By:
                                          -------------------------------------
                                            Name:     Ashley L. Johnson
                                            Title:    Treasurer



                                      COMPUCREDIT CREDIT CARD MASTER
                                      NOTE BUSINESS TRUST II,
                                      as Issuer

                                      By:  WILMINGTON TRUST FSB,
                                           not in its individual capacity but
                                           solely as Owner Trustee on behalf of
                                           the Issuer,



                                      By:
                                          -------------------------------------
                                            Name:
                                            Title:



                                      THE BANK OF NEW YORK,
                                           not in its individual capacity but
                                           solely as Indenture Trustee,



                                      By:
                                          -------------------------------------
                                            Name:
                                            Title:

                                                                   SCHEDULE I


                                LIST OF ACCOUNTS

                             [Delivered Separately]

                                                                     SCHEDULE II


                  BANK IDENTIFICATION NUMBERS AND BANK NUMBERS

----------------------------------------------- ----------------------------------------------------
         BANK IDENTIFICATION NUMBERS                               BANK NUMBERS
----------------------------------------------- ----------------------------------------------------
                    413481                                             3673
----------------------------------------------- ----------------------------------------------------
                    512070                                             3672
----------------------------------------------- ----------------------------------------------------
                    410634                                             4768
----------------------------------------------- ----------------------------------------------------
                    410635                                             4769
----------------------------------------------- ----------------------------------------------------
                    410632                                             4766
----------------------------------------------- ----------------------------------------------------


                                    EXHIBIT A


                      FORM OF ANNUAL SERVICER'S CERTIFICATE


         The undersigned, a duly authorized representative of CompuCredit Corporation, as Servicer ("CompuCredit"), pursuant to the Transfer and Servicing Agreement dated as of October 20, 2000 (the "Agreement"), among CompuCredit Funding Corp. II, as Transferor, CompuCredit Corporation, as Servicer, CompuCredit Credit Card Master Note Business Trust II, as Issuer, and The Bank of New York, a New York banking corporation, as Indenture Trustee, does hereby certify that:

          1. CompuCredit is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

          2. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Transferor, the Issuer, the Owner Trustee, the Indenture Trustee and each Rating Agency.

          3. A review of the activities of the Servicer during the year ended December 31, 20__ and of its performance under the Agreement was conducted under my supervision.

          4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

          5. The following is a description of each Default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the year ended December 31, 20__ which sets forth in detail (i) the nature of each such Default, (ii) the action taken by the Servicer, if any, to remedy each such Default and (iii) the current status of each such Default: [ if applicable, insert "None."]
              ------------------------------------------------------------------
              ------------------------------------------------------------------

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this _____ day of ________, 2000.



                                      CompuCredit Corporation,
                                      Servicer


                                      By:
                                         --------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT B-1

                           FORM OF OPINION OF COUNSEL
                           WITH RESPECT TO AMENDMENTS

                          Provisions to be included in
                   Opinion of Counsel to be delivered pursuant
                            TO SUBSECTION 10.02(d)(i)


                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date.

                  (i) The amendment to the Transfer and Servicing Agreement, attached hereto as Schedule 1 (the "AMENDMENT"), has been duly authorized, executed and delivered by the Transferor and constitutes the legal, valid and binding agreement of the Transferor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws from time to time in effect affecting creditors' rights generally. The enforceability of the Transferor's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (ii) The Amendment has been entered into in accordance with the terms and provisions of Section 10.01 of the Transfer and Servicing Agreement.





                                      B-1-1

                                   EXHIBIT B-2

                           FORM OF OPINION OF COUNSEL
                            WITH RESPECT TO ACCOUNTS

                          Provisions to be included in
                            Opinion of Counsel to be
         DELIVERED PURSUANT TO SUBSECTION 10.02(d)(ii) OR 10.02(d)(iii)


                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date.

                  1.              Except for any Receivable that is evidenced by
                           an "instrument" or "chattel paper," as defined under the applicable UCC, the Receivables constitute either "general intangibles" or "accounts" under the Georgia UCC and the Nevada UCC.

                  2.              To the extent that Article 9 of the New York
                           UCC applies to the transfer of Receivables in certain identified Supplemental Accounts or Automatic Additional Accounts by CompuCredit to CFC pursuant to a Supplemental Conveyance or the CFC Receivables Purchase Agreement, respectively, such Supplemental Conveyance or the CFC Receivables Purchase Agreement creates in favor of CFC a security interest in the rights of CompuCredit in such Receivables.

                  3.              To the extent that the transfer of Receivables
                           in certain identified Supplemental Accounts or Automatic Additional Accounts by CFC to the Issuer pursuant to an Assignment or the Transfer and Servicing Agreement, respectively, does not constitute an absolute assignment by CFC to the Issuer of such Receivables, such Assignment or the Transfer and Servicing Agreement creates in favor of the Issuer a security interest in the rights of CFC in such Receivables.

                  4.              The security interests described in
                           paragraphs 2 and 3 above are perfected and of first priority.


                                      B-2-1

                                   EXHIBIT B-3

                          PROVISIONS TO BE INCLUDED IN
                            ANNUAL OPINION OF COUNSEL

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date with respect to similar matters. Unless otherwise indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement.

                  1.              No filing or other action, other than such
                           filing or other action described in such opinion, is necessary from the date of such opinion through January 31 of the following year to continue the perfected status of the security interest of the Issuer in the Receivables described in the financing statements referenced in such opinion.

                  2.              No filing or other action, other than such
                           filing or other action described in such opinion, is necessary from the date of such opinion through January 31 of the following year to continue the perfected status of the security interest of the relevant Transferor in the Receivables described in the financing statements referenced in such opinion.

                  3.              No filing or other action, other than such
                           filing or other action described in such opinion, is necessary from the date of such opinion through January 31 of the following year to continue the perfected status of the security interest of CompuCredit in the Receivables described in the financing statements referenced in such opinion.





                                      B-3-1

                                    EXHIBIT C

           FORM OF ASSIGNMENT OF RECEIVABLES IN SUPPLEMENTAL ACCOUNTS
                         (AS REQUIRED BY SECTION 2.09 OF
                      THE TRANSFER AND SERVICING AGREEMENT)

                  ASSIGNMENT No. __ OF RECEIVABLES IN SUPPLEMENTAL ACCOUNTS, dated as of _____________,(1) by and among COMPUCREDIT FUNDING CORP. II, a Nevada corporation, as Transferor (the "TRANSFEROR"), COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer (the "SERVICER"), and COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST II (the "TRUST"), pursuant to the Transfer and Servicing Agreement referred to below.

                                   WITNESSETH

                  WHEREAS, the Transferor, the Servicer and the Trust are parties to the Transfer and Servicing Agreement, dated as of October 20, 2000 (as amended and supplemented, the "AGREEMENT");

                  WHEREAS, pursuant to the Agreement, the Transferor wishes to designate Supplemental Accounts to be included as Accounts and to convey the Receivables of such Supplemental Accounts (as each such term is defined in the Agreement), whether now existing or hereafter created, to the Trust; and

                  WHEREAS, the Trust is willing to accept such designation and conveyance subject to the terms and conditions hereof;

                  NOW, THEREFORE, the Transferor, the Servicer and the Trust hereby agree as follows:

1. DEFINED TERMS. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

                  "ADDITION DATE" shall mean, with respect to the Supplemental Accounts designated hereby,____________, ____.

                  "ADDITION CUT-OFF DATE" shall mean, with respect to the Supplemental Accounts designated hereby, ____________, ____.

2. DESIGNATION OF SUPPLEMENTAL ACCOUNTS. On or before the date hereof, the Transferor will deliver to the Owner Trustee a computer file or microfiche list containing a true and complete schedule identifying all such Supplemental Accounts (the "SUPPLEMENTAL ACCOUNTS") specifying for each such Supplemental Account, as of the Addition Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the


--------
(1) / To be dated as of the applicable Addition Date.

         aggregate amount of Principal Receivables outstanding in such Account, which computer file or microfiche list shall supplement SCHEDULE 1 to the Agreement.

3. CONVEYANCE OF RECEIVABLES. (a) The Transferor does hereby, transfer, assign, set over and otherwise convey, without recourse except as set forth in the Transfer and Servicing Agreement, to the Trust, all its right, title and interest in, to and under the Receivables of such Supplemental Accounts existing at the close of business on the Addition Cut-Off Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof. The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, any Noteholders or any Series Enhancer of any obligation of the Servicer, the Transferor or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems, VISA, MasterCard or insurers.

                  (b) If necessary, the Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables in Supplemental Accounts existing on the Addition Cut-Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Owner Trustee on or prior to the Addition Date. The Owner Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such sale and assignment.

                  (c) In connection with such sale, the Transferor further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Supplemental Accounts and designated hereby have been conveyed to the Trust pursuant to the Agreement and this Assignment.

                  (d) The Transferor does hereby grant to the Trust a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Receivables in the Supplemental Accounts existing on the Addition Cut-Off Date and thereafter created, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto, all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit consisting of, arising from or related to the foregoing, and all "proceeds" (including "proceeds" as defined in the UCC) thereof. This Assignment constitutes a security agreement under the UCC.

4. ACCEPTANCE BY TRUST. The Trust hereby acknowledges its acceptance of all right, title and interest to the property, existing on the Addition Cut-Off Date and thereafter created, conveyed to the Trust pursuant to Section 3(a) of this Assignment.
         The Trust further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Transferor delivered to the Owner Trustee the computer file or microfiche list described in Section 2 of this Assignment.

5. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR. The Transferor hereby represents and warrants to the Trust, as the Addition Date that:

                  (a) LEGAL, VALID AND BINDING OBLIGATION. This Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (b) ELIGIBILITY OF ACCOUNTS. As of the Addition Cut-Off Date, each Supplemental Account designated hereby is an Eligible Account;

                  (c) INSOLVENCY. As of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer by the Transferor of Receivables arising in the Supplemental Accounts to the Trust has not been made in contemplation of the occurrence thereof;

                  (d) PAY OUT EVENT; EVENT OF DEFAULT. The Transferor reasonably believes that (A) the transfer of the Receivables arising in the Supplemental Accounts will not, based on the facts known to the Transferor, then or thereafter cause a Pay Out Event or Event of Default to occur with respect to any Series and (B) no selection procedure was utilized by the Transferor which would result in the selection of Supplemental Accounts (from among the available Eligible Accounts available to the Transferor) that would be materially adverse to the interests of the Noteholders of any Series as of the Addition Date;

                  (e) SECURITY INTEREST. This Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest, whether owned on the Addition Cut-Off Date or thereafter acquired, of the Transferor in the Receivables existing on the Addition Cut-Off Date or thereafter created in the Supplemental Accounts, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the "proceeds" (including "proceeds" as defined in the applicable UCC) thereof, or, if this Assignment does not constitute a sale of such property, it constitutes a grant of a "security interest" (as defined in the applicable UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Assignment, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements described in Section 3 of this Assignment and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security or ownership interest in such property;

                  (f) NO CONFLICT. The execution and delivery by the Transferor of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Transferor, will not conflict with or violate any Requirements of Law applicable to the Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound;

                  (g) NO PROCEEDINGS. There are no proceedings or investigations, pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

                  (h) ALL CONSENTS. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment by the Transferor and the performance of the transactions contemplated by this Assignment by the Transferor, have been obtained.

6. RATIFICATION OF AGREEMENT. As supplemented by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

7. COUNTERPARTS. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. LIMITATION OF LIABILITY. Notwithstanding any other provision herein or elsewhere, this Assignment has been executed and delivered by Wilmington Trust FSB, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust FSB in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Assignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trust have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                                      COMPUCREDIT FUNDING CORP. II,
                                             Transferor



                                      By:
                                         --------------------------------------
                                            Name:
                                            Title:


                                      COMPUCREDIT CORPORATION,
                                             Servicer



                                      By:
                                         --------------------------------------
                                            Name:
                                            Title:


                                      COMPUCREDIT CREDIT CARD MASTER
                                      NOTE BUSINESS TRUST II


                                      By:    Wilmington Trust FSB,
                                             not in its individual capacity
                                             but solely as Owner Trustee,
                                             on behalf of the Trust



                                      By:
                                         --------------------------------------
                                            Name:
                                            Title:

                                                                      SCHEDULE 1


                                LIST OF ACCOUNTS

                                                                      APPENDIX 1
                         INDEX OF CERTAIN DEFINED TERMS


Bearer Notes                                                 Master Indenture
Class                                                        Master Indenture
Closing Date                                                 Master Indenture
Collection Account                                           Master Indenture
Default                                                      Master Indenture
Early Redemption Event                                       Master Indenture
Event of Default                                             Master Indenture
Excess Allocation Series                                     Master Indenture
Exchange Act                                                 Master Indenture
Group                                                        Master Indenture
Indenture Supplement                                         Master Indenture
Noteholders or Holders                                       Master Indenture
Notes                                                        Master Indenture
Outstanding                                                  Master Indenture
Proceeding                                                   Master Indenture
Rating Agency                                                Master Indenture
Rating Agency Condition                                      Master Indenture
Reinvestment Event                                           Master Indenture
Required Transferor Amount                                   Master Indenture
Seller                                                       Master Indenture
Series                                                       Master Indenture
Series Enhancer                                              Master Indenture
Special Funding Account                                      Master Indenture
Tax Opinion                                                  Master Indenture
Transaction Documents                                        Trust Agreement
Transferor Amount                                            Master Indenture
Transferor Certificate                                       Trust Agreement
Trust Estate                                                 Master Indenture





                                      -i-